(ICON)

Prudential
California
Municipal Fund

California Income
Series
Annual
Report
Aug. 31, 1995

(LOGO)

Prudential California Municipal Fund
California Income Series

Performance At A Glance.
It has been a good year for shareholders of the Prudential California Municipal
Fund: California Income Series. Municipal bond investors earned not only their coupon income, but also saw a gain in net asset value as well. We are pleased to report that your Series outperformed the average California municipal bond fund measured by Lipper Analytical Services over the past 12 months.

Cumulative Total Returns1                                      As of 8/31/95
                              One           Since
                              Year        Inception2
            Class A           7.7%           50.1%
            Class B           7.2             7.1
            Class C           7.0             7.5
Lipper CA Muni Avg3           7.1             N/A

Average Annual Total Returns1                                  As of 9/30/95

                              One           Since
                              Year        Inception2
             Class A          6.0%            8.2%
             Class B          3.8             1.9
             Class C          7.5             6.7

Your                                                       Taxable Equivalent
Yield
Dividend                   Total Dividends       30-Day         At Tax Rates Of
As of 8/31/95              Paid for 12 Mos.    SEC Yield        36%       39.6%
                 Class A    $0.65                 5.79%         10.2%     10.8%
                 Class B    $0.61                 5.57           9.8      10.2
                 Class C    $0.58                 5.32           9.3       9.9

Past performance is not a guarantee of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1Source: Prudential Mutual Fund Management and Lipper Analytical Services. The cumulative total returns do not take into account sales charges. The average annual returns do take into account applicable sales charges. The Series charges a maximum front-end sales load of 3% for Class A shares and a contingent deferred sales charge of 5%, 4%, 3%, 2%, 1% and 1% for six years, for Class B shares. Class C shares have a 1% CDSC for one year. Class B shares automatically convert to Class A shares on a quarterly basis, after approximately seven years.

2Inception dates: 12/3/90 Class A; 12/7/93, Class B; 8/1/94 Class C.

3The Lipper California Municipal Bond fund average includes 91 funds for one year.


How Investments Compared.
(As of 8/31/95)
(GRAPH)

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've added historical
20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks. Investors receive higher historical total returns from stocks than from most other investments.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes a good deal) and their returns are historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes. (20-year returns are not available.)

Money Market Funds attempt to preserve a constant share value; they don't fluctuate much in price but their returns are generally among the lowest of the major investment categories.

*19 years for General Muni Debt Funds.

Christian Smith, Fund Manager
(PICTURE)

Portfolio
Manager's Report
The Series invests primarily in carefully selected long-term municipal bonds that offer a high level of current income exempt from California state and federal income taxes, consistent with preservation of capital. Certain shareholders may be subject to the federal alternative minimum tax, however. The Series invests primarily in obligations of California state, municipal and local governments, including U.S. territories (such as Puerto Rico, the U.S. Virgin Islands and Guam), the income of which is also exempt from federal and California state income taxes.

High Yields.
The Series may invest up to 30% of its total assets in high yield securities, which are below investment grade and subject to special risk considerations. At present, the Series has 26% of assets invested in these bonds.

Strategy Session.

It has been a positive year for tax-free municipal bonds. Although interest rates rose sharply in 1994 on inflation fears, they have tumbled back down slowly so far in 1995, as economic growth slowed.

Sector Breakdown.
(CHART)


The Bond Buyer Revenue Bond Index Yield stood at 6.4% on September 1, 1994 (the index is calculated on Thursdays), and rose by a percentage point to a high of 7.4% in mid-October 1994, before falling to 6.3% on August 31, 1995. As you can see, when the dust had settled, long-term municipal bond interest rates ended the period lower.

This year, we have been buying longer maturity bonds with discount coupons (coupons lower than the prevailing market), and some zero coupon bonds, because these are more likely to appreciate if interest rates continue to fall as we expect. We have also increased our holdings in revenue bonds in the electric utility sector. Many utility bonds have been inexpensively priced because of concern about future deregulation of the industry.

State Of The State.
We found value by increasing our holdings in insured bonds and long-term, non-callable zero coupon bonds because they have attractive price appreciation potential when interest rates fall. What's more, they are in demand and as a result are easier to trade in uncertain financial markets. Since the bankruptcy filing of Orange County last year, many California tax-free municipal bond investors have been seeking quality, making insured holdings more desirable and generally better performers than uninsured bonds.

California is in its second year of economic recovery, but the recovery has been spotty. Furthermore, questions about Orange County's fiscal health continue to cloud the state's municipal bond market. As a result we have been avoiding state general obligation bonds.

What Went Well.
We Held On
To Good Yields.
We increased assets invested in non-callable bonds (those that can not be paid off prematurely by the issuer to save on interest costs) to 33%, up from 11% a year ago. These bonds not only offer attractive yields but also appreciate well when interest rates decline. They are valuable because not many bonds offer protection from call risk -- only about a third of the securities in the Lehman Brothers' Municipal Bond Index are non-callable.

We Like San Bernadino.
We purchased certificates of participation in the county's medical center financing project last fall when they became attractively priced because of questions surrounding the county's financial position. Our research team thought the county was a stronger investment than the market did, so we purchased more.

Since then, the county issued more bonds to expand the project. These bonds were insured, which helped our existing holdings to appreciate.

Five Largest
Issuers.*

6.7%  Southern California
       Public Power Authority
5.8%  Orange County
      Community Facilities Dist.
5.0%  San Bernadino County
      Medical Center
4.4%  South Orange County
      Public Finance Authority
3.9%  Orange County
      Comm. Local Trans. Auth.
Although none of our holdings are direct obligations of Orange County, several of our larger holdings are issued by agencies that are located in the county but are independent of its government. These bonds are backed by separate and distinct revenue streams.
* Expressed as a percentage of total net assets as of 8/31/95.


And Not So Well.

A Longer Duration Would Have Helped.

Duration measures the sensitivity of a bond's price to interest rate changes. The longer the duration, the more a bond's price appreciates when interest rates fall and vice versa. Over the winter, our duration was shorter than that of some competing funds, because we expected economic growth to remain strong. As the slowdown became apparent in the second quarter, we extended duration. On August 31, 1995 our duration was 7.7 years, up from 7.1 years on August 31, 1994.

Municipals Suffered
From Tax Talk.

Congress is considering various changes in the federal income tax, including a flat tax -- an income tax at a single, flat rate. One proposal would eliminate taxes on most investment income. Clearly, this has created uncertainty in the municipal market -- one reason why municipal bonds did not follow taxable bond prices higher this spring. At this writing, we believe it is unlikely that a flat tax proposal in this form is likely to pass Congress -- especially not before next year's election.

Looking Ahead.
Municipal bond yields are very attractive now. As we mentioned earlier, when U.S. government and corporate bond yields fell this spring, municipal yields did not follow to the same extent. That means there are some good buying opportunities now in the municipal market.

Nevertheless, municipal bond investors should be prepared to weather some volatility this year as various proposals to change the country's income tax structure are debated. Overall, we believe municipal bonds still offer good value, and that volatility can offer some attractive buying opportunities.

President's Letter                                         October 11, 1995
(PICTURE)

Dear Shareholder:
We hope you like the fresh look and information we've given your shareholder letter. We've also introduced another feature, called Getting the Most Out of Your Prudential Mutual Fund, which will appear from time to time at the back of your report. Look for topics like "Understanding Risk & Reward" as well as easy-to-understand explanations of financial terms. Why are we providing such information? Because at Prudential Mutual Funds, we believe an informed investor makes smart investment decisions.

On the Hill
As an informed investor, you should know about the "American Dream Savings Account" that is part of the federal budget package now under debate in the Senate. It is a type of Individual Retirement Account that offers a common-sense approach to long-term saving. Investors should like it because --

- You can withdraw funds -- without penalty -- to pay for certain expenses like buying a first home, medical care or educational needs;

- All account earnings would accumulate tax-free, not merely tax-deferred like the current IRA;

- You can make contributions past age 70 1/2, instead of having to take distributions as the current law requires.

Of course, the federal budget process is never easy and while we hope this measure is adopted, there's no way of knowing if it will be. So why not let your Senator and/or Representative know your opinion today? Simply call 202-224-3121.

In Closing
One final note: if you're a Class B shareholder of Prudential Mutual Funds, you'll begin noticing a change on your statements once you've held your shares for seven years. At that time, they will automatically begin to convert to Class A shares on a quarterly basis. Since Class A shares carry lower annual distribution charges than Class B shares, your total returns will be higher after the conversion than they would have been without it. Conversions started earlier this year and beginning in December they will take place during each calendar quarter -- December, March, June and September. It's our way of thanking you for your loyalty -- and rewarding you for maintaining a long-term investment program by helping you earn more total investment return on your Prudential Mutual Fund. I hope you'll find this information useful as you work with your financial advisor or registered representative to develop your personal investment plan.

Thank you for choosing Prudential Mutual Funds for your mutual fund investment.

Sincerely,

Richard A. Redeker
President
2

Portfolio of Investments as               PRUDENTIAL CALIFORNIA MUNICIPAL FUND
of August 31, 1995                        CALIFORNIA INCOME SERIES
--------------------------------------------------------------------------------

                                                                  Moody's
                         Principal
                                                                   Rating
Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)
  Rate         Date        (000)        (Note 1)
-----------------------------------------------------------------------------
-------------------------------------------------
LONG-TERM INVESTMENTS--97.5%
-----------------------------------------------------------------------------
-------------------------------------------------
Alameda Cmnty. Facs. Dist., Spec. Tax Rev. No. 1                NR
   7.75%       9/01/19   $  3,000     $  3,133,980
Arcadia Unified Sch. Dist.,
   Gen. Oblig., Ser. A, M.B.I.A.                                Aaa
  Zero         9/01/09      1,200          534,552
   Gen. Oblig., Ser. A, M.B.I.A.                                Aaa
  Zero         9/01/11      1,875          724,725
   Gen. Oblig., Ser. A, M.B.I.A.                                Aaa
  Zero         9/01/12      2,045          739,963
   Gen. Oblig., Ser. A, M.B.I.A.                                Aaa
  Zero         9/01/13      1,205          407,832
   Gen. Oblig., Ser. A, M.B.I.A.                                Aaa
  Zero         9/01/18      1,940          471,013
Assoc. of Bay Area Govt's. Fin. Auth., Cert. of Part.,
   Ser. A, Channing House                                       A(e)
   7.125       1/01/21      1,500        1,591,455
Baldwin Park Pub. Fin. Auth. Rev., Tax Alloc. Bonds             BBB(e)
   7.10        9/01/24      1,225        1,256,948
Brea Pub. Fin. Auth. Rev., Tax Alloc. Redev. Proj., Ser. C      NR
   8.10        3/01/21      3,000        3,175,680
Buena Park Cmnty. Redev. Agcy., Cent. Bus. Dist. Proj.          NR
   7.80        9/01/14      3,325        3,471,067
California St. Dept. Wtr. Res. Rev., Central Valley Proj.       Aa
   7.00       12/01/12      1,000        1,145,030
California St. Edl. Facs. Auth. Rev., Chapman College           Baa
   7.50        1/01/18        600          633,756
California St. Gen. Oblig., A.M.B.A.C.                          Aaa
   6.50        9/01/10      1,250        1,375,200
California Statewide Cmnty. Dev. Rev., Cert. of Part.,
   Villaview Cmnty. Hosp.                                       A(e)
   7.00        9/01/09      1,000        1,068,480
Carson City Ltd. Oblig. Impvt. Rev., Assmt. Dist.               NR
   7.375       9/02/22      2,445        2,501,333
Chula Vista Cmnty. Redev. Agcy.,
   Bayfront Tax Alloc.                                          NR
   8.25        5/01/24      2,500        2,732,925
   Bayfront Tax Alloc.                                          BBB/ /(e)
   7.625       9/01/24      2,500        2,682,225
Contra Costa Cnty., Spec. Tax, Cmnty. Facs. Pleasant Hill       NR
   8.125       8/01/16      1,520        1,609,665
Delano, Cert. of Part., Reg. Med. Ctr., Ser. 92A                NR
   9.25        1/01/22      2,950        3,355,713
Desert Hosp. Dist., Cert. of Part.                              AAA(e)
   8.10        7/01/20      2,000 (c)    2,353,640
East Palo Alto San. Dist., Cert. of Part.                       NR
   8.25       10/01/15        500          535,120
El Dorado Cnty., Spec. Tax, Cmnty. Facs. Dist. No. 92-1         NR
   8.25        9/01/24      2,000        2,189,200
Fairfield Impvt. Bond Act of 1915,
   No. Cordella Impvt. Dist.                                    NR
   7.20        9/02/09        790          808,905
   No. Cordella Impvt. Dist.                                    NR
   8.00        9/02/11        715          738,180
Fairfield Pub. Fin. Auth. Rev., Fairfield Redev. Projs.,
   Ser. A                                                       NR
   7.90        8/01/21      2,500 (c)    2,961,125
Folsom Spec. Tax Dist. No. 2                                    NR
   7.70       12/01/19      3,130        3,242,054
Fontana Redev. Agcy., No. Fontana Redev. Proj.                  NR
   7.65       12/01/09      1,575 (c)    1,853,113
Fontana Special Tax Cmnty. Facs., Dist. No. 2, Spec. Tax
   Rev., Ser. B                                                 NR
   8.50        9/01/17      3,595        3,808,148
Foothill/Eastern Trans. Corr. Agcy., Toll Rd., Ser. A           Baa
  Zero         1/01/20     10,000        1,809,200
Kings Cnty. Wst. Mgmt. Auth., Solid Wst. Rev.                   BBB/ /(e)
   7.20       10/01/14      1,275        1,343,595
La Quinta Redev. Agcy.,
   Tax Alloc., M.B.I.A.                                         Aaa
   7.30        9/01/10      1,000        1,181,100
   Tax Alloc., M.B.I.A.                                         Aaa
   7.30        9/01/11      1,000        1,176,940

--------------------------------------------------------------------------------
See Notes to Financial Statements.
3

Portfolio of Investments as               PRUDENTIAL CALIFORNIA MUNICIPAL FUND
of August 31, 1995                        CALIFORNIA INCOME SERIES
--------------------------------------------------------------------------------

                                                                  Moody's
                         Principal
                                                                   Rating
Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)
  Rate         Date        (000)        (Note 1)
-----------------------------------------------------------------------------
-------------------------------------------------
Long Beach Redev. Agcy. Hsg.,
   Multifamily Hsg. Rev., Pacific Court Apts.                   NR
   6.80%       9/01/13   $  1,000     $    919,920
   Multifamily Hsg. Rev., Pacific Court Apts.                   NR
   6.95        9/01/23      1,500        1,343,280
Los Angeles Cmnty. Facs. Dist., No. 5 Spec. Tax                 NR
   7.25        9/01/19      1,500        1,524,960
Los Angeles Dept. of Wtr. & Pwr.,
   Electric Rev., M.B.I.A.                                      Aaa
   5.375       9/01/23      1,500        1,369,800
   Waterworks Rev.                                              Aa
   4.50        5/15/23      1,900        1,490,493
Met. Wtr. Dist. of Southern California,
   Waterworks Rev.                                              Aa
   5.75        8/10/18      1,000          961,810
   Waterworks Rev., Ser. A                                      Aa
   5.75        7/01/21      2,000        1,960,280
Mojave Desert & Mtn. Solid Wste. Jt. Pwrs. Auth., Proj.
   Rev.                                                         Baa1
   7.875       6/01/20      1,175        1,250,647
Ontario Impvt. Bond Act of 1915, Assmt. Dist. 100C              NR
   8.00        9/02/11      1,410        1,455,712
Orange Cnty. Facs. Dist., Spec. Tax Rev.,
   No. 87-4, Foothill Ranch, Ser. A                             NR
   7.375       8/15/18      3,500 (c)    4,102,805
   No. 87-5B, Rancho Santa Margarita                            NR
   7.50        8/15/17      1,750 (c)    2,059,697
   No. 88-1, Aliso Viejo, Ser. 92                               AAA(e)
   7.35        8/15/18      3,500 (c)    4,129,790
   No. 88-1, Aliso Viejo, Ser. A                                AAA(e)
   7.15        8/15/06        805 (c)      940,345
Orange Cnty. Loc. Trans. Auth.,
   Sales Tax Rev.                                               Aa
   6.20        2/14/11      1,500        1,482,330
   Sales Tax Rev., A.M.B.A.C.                                   Aaa
   6.20        2/14/11      6,000        6,192,180
Perris Sch. Dist., Cert. of Part., Cap. Projs.                  NR
   7.75        3/01/21      1,500 (c)    1,750,650
Puerto Rico Hwy. & Trans. Auth. Rev., Ser. Q                    AAA(e)
   7.75        7/01/10      2,100  c)(d)    2,439,633
Puerto Rico Pub. Bldgs. Auth., Gtd. Pub. Ed. & Hlth.
   Facs., Ser. J                                                Baa1
  Zero         7/01/06      1,605          892,589
Redding California Elec. Sys. Rev., Cert. of Part.,
   M.B.I.A.                                                     Aaa
   6.368       7/01/22      3,750        3,931,987
Richmond Redev. Agcy. Rev., Multifamily Bridge Affordable
   Hsg.                                                         NR
   7.50        6/01/23      2,500        2,514,825
Riverside Cnty. Cert. of Part., Air Force Vlg. West             NR
   8.125       6/15/20      3,000        3,099,060
Riverside Cnty. Impvt. Bond Act of 1915, Ser. A                 NR
   7.625       9/02/14      2,500        2,575,000
Riverside Sch. Dist. Special Tax, Cmnty. Facs. Dist. No.
   2, Ser. A                                                    NR
   7.25        9/01/18      1,000        1,017,810
Rocklin Stanford Ranch Cmnty. Facs., Dist. Spec. Tax            NR
   8.10       11/01/15      1,000        1,063,540
Rocklin Unified Sch. Dist., Gen. Oblig.,
   Cap. Apprec., Ser. C, M.B.I.A.                               Aaa
  Zero         8/01/12      1,110          403,629
   Cap. Apprec., Ser. C, M.B.I.A.                               Aaa
  Zero         8/01/13      1,165          396,286
   Cap. Apprec., Ser. C, M.B.I.A.                               Aaa
  Zero         8/01/14      1,220          387,887
   Cap. Apprec., Ser. C, M.B.I.A.                               Aaa
  Zero         8/01/15      1,285          381,581
   Cap. Apprec., Ser. C, M.B.I.A.                               Aaa
  Zero         8/01/16      1,400          389,564
Roseville Jt. Union H.S. Dist., Ser. B, F.G.I.C.                Aaa
  Zero         6/01/20      5,000        1,077,050
Sacramento City Fin. Auth.,
   Cap. Apprec. Tax Alloc., Ser. B, M.B.I.A.                    Aaa
  Zero        11/01/16      5,700        1,562,028
   Cap. Apprec. Tax Alloc., Ser. B, M.B.I.A.                    Aaa
  Zero        11/01/17      5,695        1,461,736
Sacramento Cnty. Spec. Tax Rev.,
   Dist. No. 1, Elliot Ranch                                    NR
   8.20        8/01/21      2,000        2,109,460
   Dist. No. 1, Laguna Creek Ranch                              NR
   8.25       12/01/20      1,000        1,066,520

--------------------------------------------------------------------------------
4                                            See Notes to Financial Statements.

Portfolio of Investments as               PRUDENTIAL CALIFORNIA MUNICIPAL FUND
of August 31, 1995                        CALIFORNIA INCOME SERIES
--------------------------------------------------------------------------------

                                                                  Moody's
                         Principal
                                                                   Rating
Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)
  Rate         Date        (000)        (Note 1)
-----------------------------------------------------------------------------
-------------------------------------------------
Sacramento Spec. Purpose Fac., Y.M.C.A. of Sacramento           NR
   7.25%      12/01/18   $  2,200     $  2,202,772
San Bernardino Cnty., Cert. of Part.,
   Med. Ctr. Fin. Proj.                                         Baa1
   5.50        8/01/22      4,540        3,935,136
   Med. Ctr. Fin. Proj.                                         Baa1
   5.50        8/01/24      6,750        5,819,715
San Diego Cnty. Wtr. Auth., Water Rev., Cert. of Part.,
   F.G.I.C.                                                     Aaa
   5.681       4/23/08      2,000        2,026,860
San Francisco City & Cnty.,
   Redev. Agcy., Lease Rev.                                     A
  Zero         7/01/06      1,500          812,505
   Redev. Agcy., Lease Rev.                                     A
  Zero         7/01/07      2,250        1,137,240
San Joaquin Hills Trans. Corridor Agcy., Toll Road Rev.         NR
  Zero         1/01/11      2,000          592,400
San Jose Redev. Proj., M.B.I.A.                                 Aaa
   6.00        8/01/15      2,900        2,988,595
Santa Cruz Cnty. Pub. Fin. Auth. Rev., Tax Alloc. Sub.,
   Ser. B                                                       AAA(e)
   7.625       9/01/21      2,500 (c)    2,865,200
Santa Margarita, Dana Point Auth.,
   Impvt. Dist., Ser. B, M.B.I.A.                               Aaa
   7.25        8/01/09        905        1,064,352
   Impvt. Dist., Ser. B, M.B.I.A.                               Aaa
   7.25        8/01/14      1,000        1,171,510
South Orange Cnty.
   Pub. Fin. Auth.                                              NR
   7.00        9/01/08      1,900        1,915,865
   Pub. Fin. Auth.                                              NR
   7.25        9/01/13      2,000        2,009,100
   Pub. Fin. Auth., M.B.I.A.                                    Aaa
   7.00        9/01/10      2,535        2,908,710
   Pub. Fin. Auth., Foothill Area Proj., F.G.I.C.               Aaa
   8.00        8/15/08        750          933,997
   Pub. Fin. Auth., Foothill Area Proj., F.G.I.C.               Aaa
   6.50        8/15/10        750          823,343
South San Francisco Redev. Agcy., Tax Alloc., Gateway
   Redev. Proj.                                                 NR
   7.60        9/01/18      2,375        2,472,161
Southern California Pub. Pwr. Auth.,
   Proj. Rev.                                                   A
   6.75        7/01/10      6,250        6,673,687
   Proj. Rev.                                                   A
   6.75        7/01/13      3,000        3,206,460
   Proj. Rev., A.M.B.A.C.                                       Aaa
  Zero         7/01/16      8,400 (c)    2,421,720
   Proj. Rev., A.M.B.A.C.                                       Aaa
   4.75        7/01/16      1,500        1,269,090
Sulphur Springs Unified Sch. Dist., Ser. A, M.B.I.A.            Aaa
  Zero         9/01/11      3,000        1,159,560
Temecula Valley Unified Sch. Cmnty. Facs., Spec. Tax Dist.
   No. 89-1                                                     NR
   8.60        9/01/17      2,600        2,685,332
Torrance Redev. Agcy.,
   Tax Alloc. Downtown Redev.                                   Baa
   7.125       9/01/22      3,925        4,044,124
   Tax Alloc. Ind. Redev. Proj.                                 NR
   7.75        9/01/13      2,500        2,605,450
Vacaville Cmnty. Redev. Agcy., Multifamily Hsg. Rev.            A-(e)
   7.375      11/01/14      1,110        1,179,764
Victor Valley
   Union H.S. Dist., M.B.I.A.                                   Aaa
  Zero         9/01/17      4,500        1,166,940
   Union H.S. Dist., M.B.I.A.                                   Aaa
  Zero         9/01/19      5,450        1,238,512
   Union H.S. Dist., M.B.I.A.                                   Aaa
  Zero         9/01/20      5,850        1,240,668
Virgin Islands Pub. Fin. Auth. Rev., Hwy. Trans. Trust
   Fund                                                         BBB(e)
   7.70       10/01/04      1,000        1,095,820
Virgin Islands Territory, Hugo Ins. Claims Fund Prog.,
   Ser. 91                                                      NR
   7.75       10/01/06      1,140        1,242,235

--------------------------------------------------------------------------------
See Notes to Financial Statements.
5

Portfolio of Investments as               PRUDENTIAL CALIFORNIA MUNICIPAL FUND
of August 31, 1995                        CALIFORNIA INCOME SERIES
--------------------------------------------------------------------------------

                                                                  Moody's
                         Principal
                                                                   Rating
Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)
  Rate         Date        (000)        (Note 1)
-----------------------------------------------------------------------------
-------------------------------------------------
West Contra Costa Unified Sch. Dist., Cert. of Part.            Ba
  6.875%       1/01/09    $ 1,140     $  1,183,514
West Sacramento Impvt. Bond Act of 1915, Lighthouse Marina
   Assmt. Dist. 90-1                                            NR
  8.50         9/02/17      2,500        2,581,100
Westminster Redev. Agcy., Tax Alloc. Rev., Orange County,
   Proj. No. 1, Ser. A                                          Baa1
  7.30         8/01/21      3,000        3,073,800

                                      ------------
Total long-term investments (cost $179,131,601)
                                       190,063,983

                                      ------------
SHORT-TERM INVESTMENTS--2.9%
California Poll. Ctrl. Fin. Auth. Rev.,
   Burney Forest Proj., Ser. 88A, F.R.D.D.                      P1
  3.65         9/01/95        600          600,000
   Delano Proj., Ser. 91, F.R.D.D.                              P1
  3.50         9/01/95      4,000        4,000,000
   Honey Lake Pwr. Proj., Ser. 88, F.R.D.D.                     Aa3
  3.50         9/01/95        600          600,000
   Ultrapower Rocklin Proj., Ser. 88A, F.R.D.D.                 P1
  3.55         9/01/95        100          100,000
California Poll. Ctrl. Solid Waste Disposal Rev.,
   Shell Oil Co., Ser. 94, F.R.D.D.                             VMIG1
  3.60         9/01/95        300          300,000

                                      ------------
Total short-term investments (cost $5,600,000)
                                         5,600,000

                                      ------------
Total Investments--100.4%
(cost $184,731,601; Note 4)
                                       195,663,983
Liabilities in excess of other assets--(0.4)%
                                          (754,683)

                                      ------------
Net Assets--100%
                                      $194,909,300

                                      ------------

                                      ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
  A.M.B.A.C.--American Municipal Bond Assurance Corporation.
  F.G.I.C.--Financial Guaranty Insurance Company.
  F.R.D.D.--Floating Rate (Daily) Demand Note (b).
  M.B.I.A.--Municipal Bond Insurance Association.
(b) For purposes of amortized cost valuation, the maturity date of such securities is considered to be the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(c) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(d) Pledged as initial margin on financial futures contracts.
(e) Standard & Poor's rating.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of
Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
6                                            See Notes to Financial Statements.

                                           PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Statement of Assets and Liabilities        CALIFORNIA INCOME SERIES
--------------------------------------------------------------------------------

Assets
                                August 31, 1995
Investments, at value (cost
$184,731,601)................................................................
 ....      $195,663,983
Cash.........................................................................
 ................................            79,592
Interest
receivable...................................................................
 .......................         3,459,149
Receivable for investments
sold.........................................................................
 .....         2,275,434
Receivable for Series shares
sold............................................................................
         137,145
Deferred expenses and other
assets.......................................................................
 ....             5,527

                                    ------------
   Total
assets.......................................................................
 .......................       201,620,830

                                    ------------
Liabilities
Payable for investments
purchased....................................................................
 ........         6,135,827
Payable for Series shares
reacquired...................................................................
 ......           312,897
Dividends
payable......................................................................
 ......................           123,914
Accrued
expenses.....................................................................
 ........................            38,998
Due to broker - variation
margin.......................................................................
 ......            56,844
Distribution fee
payable......................................................................
 ...............            27,064
Management fee
payable......................................................................
 .................            12,086
Deferred trustees'
fees.........................................................................
 .............             3,900

                                    ------------
   Total
liabilities..................................................................
 .......................         6,711,530

                                    ------------
Net
Assets.......................................................................
 ............................      $194,909,300

                                    ------------

                                    ------------
Net assets were comprised of:
   Shares of beneficial interest, at
par.....................................................................
$    189,628
   Paid-in capital in excess of
par..........................................................................
     188,396,294

                                    ------------

                                     188,585,922
   Accumulated net realized loss on
investments..............................................................
  (4,596,817)
   Net unrealized appreciation on
investments................................................................
    10,920,195

                                    ------------
Net assets, August 31,
1995.........................................................................
 .........      $194,909,300

                                    ------------

                                    ------------
Class A:
   Net asset value and redemption price per share
      ($163,537,929 3 15,910,771 shares of beneficial interest issued and
outstanding).......................            $10.28
   Maximum sales charge (3.0% of offering
price).............................................................
   .32

                                    ------------
   Maximum offering price to
public..........................................................................
          $10.60

                                    ------------

                                    ------------
Class B:
   Net asset value, offering price and redemption price per share
      ($28,609,408 3 2,783,307 shares of beneficial interest issued and
outstanding).........................            $10.28

                                    ------------

                                    ------------
Class C:
   Net asset value, offering price and redemption price per share
      ($2,761,963 3 268,692 shares of beneficial interest issued and
outstanding)............................            $10.28

                                    ------------

                                    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.
7

PRUDENTIAL CALIFORNIA MUNICIPAL FUND
CALIFORNIA INCOME SERIES
Statement of Operations
------------------------------------------------------------

                                                   Year Ended
Net Investment Income                            August 31, 1995
Income
   Interest...................................     $13,141,056
                                                 ---------------
Expenses
   Management fee, net of waiver of
      $779,180................................         175,685
   Distribution fee--Class A..................         165,500
   Distribution fee--Class B..................         118,608
   Distribution fee--Class C..................          13,132
   Custodian's fees and expenses..............         100,000
   Reports to shareholders....................          98,000
   Registration fees..........................          74,000
   Transfer agent's fees and expenses.........          61,000
   Audit fee..................................          15,000
   Legal fees.................................          14,000
   Trustees' fees.............................           8,000
   Amortization of organizational expenses....           7,200
   Miscellaneous..............................          20,370
                                                 ---------------
      Total expenses..........................         870,495
   Less: custodian fee credit.................         (11,264)
                                                 ---------------
      Net expenses............................         859,231
                                                 ---------------
Net investment income.........................      12,281,825
                                                 ---------------
Realized and Unrealized Loss
on Investments
Net realized loss on:
   Investment transactions....................        (591,274)
   Financial futures transactions.............      (1,526,511)
                                                 ---------------
                                                    (2,117,785)
                                                 ---------------
Net change in unrealized appreciation on:
   Investments................................       3,167,760
   Financial futures contracts................          10,125
                                                 ---------------
                                                     3,177,885
                                                 ---------------
Net gain on investments.......................       1,060,100
                                                 ---------------
Net Increase in Net Assets
Resulting from Operations.....................     $13,341,925
                                                 ---------------
                                                 ---------------


PRUDENTIAL CALIFORNIA MUNICIPAL FUND
CALIFORNIA INCOME SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                    Year Ended August 31,
in Net Assets                           1995            1994
Operations
   Net investment income..........  $ 12,281,825    $ 12,628,785
   Net realized loss on investment
      transactions................    (2,117,785)     (1,000,583)
   Net change in unrealized
      appreciation (depreciation)
      on investments..............     3,177,885      (6,676,047)
                                    ------------    ------------
   Net increase in net assets
      resulting from operations...    13,341,925       4,952,155
                                    ------------    ------------
Dividends and distributions (Note 1)
   Dividends to shareholders
      from net investment income
      Class A.....................   (10,737,201)    (12,219,313)
      Class B.....................    (1,442,735)       (407,719)
      Class C.....................      (101,889)         (1,753)
                                    ------------    ------------
                                     (12,281,825)    (12,628,785)
                                    ------------    ------------
   Distributions to shareholders
      from net realized gains
      Class A.....................            --      (1,957,806)
                                    ------------    ------------
Series share transactions (net of
   share conversions) (Note 5)
   Net proceeds from shares
      sold........................    45,224,907      50,787,060
   Net asset value of shares
      issued to shareholders in
      reinvestment of dividends
      and distributions...........     5,353,440       6,449,654
   Cost of shares reacquired......   (60,456,281)    (44,773,937)
                                    ------------    ------------
   Net increase (decrease) in net
      assets from Series share
      transactions................    (9,877,934)     12,462,777
                                    ------------    ------------
Total increase (decrease).........    (8,817,834)      2,828,341
Net Assets
Beginning of year.................   203,727,134     200,898,793
                                    ------------    ------------
End of year.......................  $194,909,300    $203,727,134
                                    ------------    ------------
                                    ------------    ------------

--------------------------------------------------------------------------------
8                                            See Notes to Financial Statements.

                                          PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Notes to Financial Statements             CALIFORNIA INCOME SERIES
--------------------------------------------------------------------------------
Prudential California Municipal Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of three series. The monies of each series are invested in separate, independently managed portfolios. The California Income Series (the ``Series'') commenced investment operations on December 3, 1990. The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from federal and California state income taxes with the minimum of risk by investing primarily in ``investment grade'' tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality but may also invest in lower-quality tax-exempt securities. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in preparation of its financial statements.

Security Valuations: The Series values municipal securities (including commitments to purchase such securities on a ``when-issued'' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

All securities are valued as of 4:15 P.M., New York time.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the ``initial margin''. Subsequent payments, known as ``variation margin'', are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain(loss) on financial futures contracts.

The Series invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and original issue discount paid on purchases of portfolio securities as adjustments to interest income.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason and because substantially all of the Series' gross income consists of tax-exempt interest, no federal income tax provision is required.

Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends are made monthly. Distributions of net capital gains, if any, are made annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
--------------------------------------------------------------------------------

                                           PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Notes to Financial Statements              CALIFORNIA INCOME SERIES
--------------------------------------------------------------------------------
Reclassification of Capital Accounts: The Series accounts for and reports distributions to shareholders in accordance with the A.I.C.P.A.'s Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. The effect caused by applying this statement as of August 31, 1994 was to decrease paid-in capital and decrease accumulated net realized loss on investments by $21,495 due to over distribution of capital gains. Net investment income, net realized losses, and net assets were not affected by this change.

Deferred Organization Expenses: The Series incurred approximately $36,000 in organization and initial registration expenses. Such amount has been deferred and is being amortized over a period of 60 months ending December 1995.

------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Mutual Fund Management, Inc. (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PMF is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series. Effective January 1, 1995, PMF increased its voluntary waiver from 75% to 85% of its management fee. The amount of such fees waived for the fiscal year ended August 31, 1995 amounted to $779,180 ($.04 per share, .41% of average net assets).

The Fund has distribution agreements with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acts as the distributor of the Class A shares of the Fund, and with Prudential Securities Incorporated (``PSI''), which acts as distributor of the Class B and Class C shares of the Fund (collectively the ``Distributors''). The Fund compensates the Distributors for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the ``Class A, B and C Plans'') regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly.

Pursuant to the Class A, B and C Plans, the Fund compensates the Distributors for distribution-related activities at an annual rate of up to .30 of 1%, .50 of
1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .10 of 1%, .50 of 1% and .75 of
1% of the average daily net assets of the Class A, B and C shares, respectively, for the fiscal year ended August 31, 1995.

PMFD has advised the Series that it has received approximately $374,000 in front-end sales charges resulting from sales of Class A shares during the fiscal year ended August 31, 1995. From these fees, PMFD paid such sales charges to PSI and Pruco Securities Corporation, affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI has advised the Series that for the fiscal year ended August 31, 1995, it received approximately $103,200 and $1,400 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.

------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent. During the fiscal year ended August 31, 1995, the Series incurred fees of approximately $49,600 for the services of PMFS. As of August 31, 1995, approximately $3,800 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.

------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the fiscal year ended August 31, 1995 were $73,217,211 and $74,379,090, respectively.

The federal income tax cost basis of the Fund's investments, at August 31, 1995, was $184,854,121 and, accordingly, net unrealized appreciation on investments for federal income tax purposes was $10,809,862 (gross unrealized appreciation--$11,437,165; gross unrealized depreciation-- $627,303).
--------------------------------------------------------------------------------
10

                                           PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Notes to Financial Statements              CALIFORNIA INCOME SERIES
--------------------------------------------------------------------------------
At August 31, 1995, the Series sold 115 financial futures contracts on U.S. Treasury Bonds which expire in September 1995. The value at disposition of such contracts was $13,078,938. The value of such contracts on August 31, 1995 was $13,091,125, thereby resulting in an unrealized loss of $12,187.

For federal income tax purposes, the Series had a capital loss carryforward at August 31, 1995, of approximately $2,741,000 which expires in 2003. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amount.

The Series has elected to treat approximately $1,685,900 of net capital losses incurred in the ten-month period ended August 31, 1995, as having occurred in the following fiscal year.

------------------------------------------------------------
Note 5. Capital

The Series currently offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase.

The Fund has authorized an unlimited number of shares of beneficial interest for each class at $.01 par value per share.

Transactions in shares of beneficial interest for the fiscal years ended August 31, 1995 and 1994 were as follows:

Class A                                 Shares         Amount
-----------------------------------   ----------    ------------
Year ended August 31, 1995:
Shares sold........................    2,688,054    $ 26,760,642
Shares issued in reinvestment of
  dividends........................      465,901       4,658,191
Shares reacquired..................   (5,339,235)    (52,933,797)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion................   (2,185,280)    (21,514,964)
Shares issued upon conversion from
  Class B..........................       64,557         643,530
                                      ----------    ------------
Net decrease in shares
  outstanding......................   (2,120,723)   $(20,871,434)
                                      ----------    ------------
                                      ----------    ------------
                                        Shares         Amount
                                      ----------    ------------
Year ended August 31, 1994:
Shares sold........................    2,832,276    $ 29,779,955
Shares issued in reinvestment of
  dividends and distributions......      603,170       6,281,627
Shares reacquired..................   (4,212,175)    (43,795,883)
                                      ----------    ------------
Net decrease in shares
  outstanding......................     (776,729)   $ (7,734,301)
                                      ----------    ------------
                                      ----------    ------------
Class B
-----------------------------------
Year ended August 31, 1995:
Shares sold........................    1,511,295    $ 15,116,805
Shares issued in reinvestment of
  dividends........................       61,615         617,971
Shares reacquired..................     (582,865)     (5,794,588)
                                      ----------    ------------
Net increase in shares outstanding
  before conversion................      990,045       9,940,188
Shares reacquired upon conversion
  into Class A.....................      (64,557)       (643,530)
                                      ----------    ------------
Net increase in shares
  outstanding......................      925,488    $  9,296,658
                                      ----------    ------------
                                      ----------    ------------
December 7, 1993(a) through
  August 31, 1994:
Shares sold........................    1,938,204    $ 19,956,652
Shares issued in reinvestment of
  dividends........................       16,467         167,359
Shares reacquired..................      (96,852)       (978,054)
                                      ----------    ------------
Net increase in shares
  outstanding......................    1,857,819    $ 19,145,957
                                      ----------    ------------
                                      ----------    ------------
Class C
-----------------------------------
Year ended August 31, 1995:
Shares sold........................      330,637    $  3,347,460
Shares issued in reinvestment of
  dividends........................        7,682          77,278
Shares reacquired..................     (173,108)     (1,727,896)
                                      ----------    ------------
Net increase in shares
  outstanding......................      165,211    $  1,696,842
                                      ----------    ------------
                                      ----------    ------------
August 1, 1994(b) through
  August 31, 1994:
Shares sold........................      103,415    $  1,050,453
Shares issued in reinvestment of
  dividends........................           66             668
                                      ----------    ------------
Net increase in shares
  outstanding......................      103,481    $  1,051,121
                                      ----------    ------------
                                      ----------    ------------
---------------
(a) Commencement of Class B operations.
(b) Commencement of Class C operations.

--------------------------------------------------------------------------------
                                                                        11 -----

                                                                  PRUDENTIAL
CALIFORNIA MUNICIPAL FUND
Financial Highlights                                              CALIFORNIA
INCOME SERIES
--------------------------------------------------------------------------------

                                                                    Class A
                               Class B

---------------------------------------------------------------     ------------

             December 3,

               1990(a)
                                                     Year Ended August 31,
               Through        Year Ended

-----------------------------------------------     August 31,       August 31,
                                          1995         1994         1993
  1992          1991             1995

                                 ------
                                        --------     --------     --------
--------     -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
   period.............................  $  10.19     $  10.68     $  10.08
$   9.76       $  9.55         $  10.19

                                 ------
                                        --------     --------     --------
--------     -----------
Income from investment operations
Net investment income(c)..............       .65          .65          .67
     .69           .51              .61
Net realized and unrealized gain
   (loss) on investment
   transactions.......................       .09         (.39)         .65
     .35           .21              .09

                                 ------
                                        --------     --------     --------
--------     -----------
   Total from investment operations...       .74          .26         1.32
    1.04           .72              .70

                                 ------
                                        --------     --------     --------
--------     -----------
Less distributions
Dividends from net investment
   income.............................      (.65)        (.65)        (.67)
    (.69)        (.51)             (.61)
Distributions from net realized
   gains..............................        --         (.10)        (.05)
    (.03)           --               --

                                 ------
                                        --------     --------     --------
--------     -----------
   Total distributions................      (.65)        (.75)        (.72)
    (.72)         (.51)            (.61)

                                 ------
                                        --------     --------     --------
--------     -----------
Net asset value, end of period........  $  10.28     $  10.19     $  10.68
$  10.08       $  9.76         $  10.28

                                 ------

                                 ------
                                        --------     --------     --------
--------     -----------
                                        --------     --------     --------
--------     -----------
TOTAL RETURN(f).......................      7.67%        2.55%       13.67%
   11.08%         7.97%            7.24%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000).......  $163,538     $183,742     $200,899
$141,101       $72,241         $ 28,609
Average net assets (000)..............  $165,500     $195,610     $165,895
$102,227       $47,540         $ 23,722
Ratios to average net assets(c):
   Expenses, including distribution
      fees............................       .40%         .35%         .20%
     .10%           .0%(b)          .80%
   Expenses, excluding distribution
      fees............................       .30%         .25%         .10%
     .04%           .0%(b)          .30%
   Net investment income..............      6.49%        6.25%        6.52%
    6.91%         7.04%(b)         6.09%
Portfolio turnover rate...............        39%          46%          34%
      69%           35%              39%
                                                                    Class C

---------------------------
                                        <C
                                         December 7,
August 1,
                                           1993(d)
1994(e)
                                           Through         Year Ended
Through
                                         August 31,        August 31,
August 31,
                                            1994              1995
1994
                                            ------            -----
-----

PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
   period.............................     $ 10.61           $10.19
$10.18
                                            ------            -----
-----

Income from investment operations
Net investment income(c)..............         .44              .58
 .05
Net realized and unrealized gain
   (loss) on investment
   transactions.......................        (.42)             .09
 .01
                                            ------            -----
-----

   Total from investment operations...         .02              .67
 .06
                                            ------            -----
-----

Less distributions
Dividends from net investment
   income.............................        (.44)            (.58)
(.05)
Distributions from net realized
   gains..............................          --               --
  --
                                            ------            -----
-----

   Total distributions................        (.44)            (.58)
(.05)
                                            ------            -----
-----

Net asset value, end of period........     $ 10.19           $10.28
$10.19
                                            ------            -----
-----
                                            ------            -----
-----

TOTAL RETURN(f).......................       (.14)%            6.98%
 .47%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000).......     $18,931           $2,762
$1,054
Average net assets (000)..............     $ 6,814           $1,751          $
353
Ratios to average net assets(c):
   Expenses, including distribution
      fees............................        1.11%(b)         1.05%
1.12%(b)
   Expenses, excluding distribution
      fees............................         .43%(b)          .30%
 .37%(b)/(g)
   Net investment income..............        8.15%(b)         5.84%
6.25%(b)
Portfolio turnover rate...............          46%              39%
  46%

---------------
 (a) Commencement of investment operations.
 (b) Annualized.
 (c) Net of expense subsidy and/or fee waiver.
 (d) Commencement of offering of Class B shares.
 (e) Commencement of offering of Class C shares.
 (f) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the
     first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
     Total returns for periods of less than a full year are not annualized.
 (g) Restated.

--------------------------------------------------------------------------------
-----                                  12     See Notes to Financial Statements.

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Independent Auditors' Report                    CALIFORNIA INCOME SERIES
--------------------------------------------------------------------------------
The Shareholders and Board of Trustees
Prudential California Municipal Fund, California Income Series
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential California Municipal Fund, California Income Series as of August 31, 1995, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period December 3, 1990 (commencement of investment operations) through August 31, 1991. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on
a
test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential California Municipal Fund, California Income Series, as of August 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.
DELOITTE & TOUCHE LLP
New York, New York
October 16, 1995
                                                PRUDENTIAL MUNICIPAL SERIES FUND
Federal Income Tax Information                  CALIFORNIA INCOME SERIES
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 1995) as to the federal tax status of dividends and distributions paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended August 31, 1995, dividends paid from net investment income of $.65 per Class A share, $.61 per Class B share and $.58 per Class C shares were all federally tax-exempt interest dividends.
--------------------------------------------------------------------------------
                                                                        13 -----

Getting
The Most
From Your
Prudential
Mutual
Fund

Some mutual fund shareholders won't ever read this -- they don't read annual and semi-annual reports. It's quite understandable. These annual and semi-annual reports are prepared to comply with Federal regulations. They are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake.

At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read, in hopes you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

At A Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "At A Glance" page where we compare the Fund and the comparable average calculated by Lipper Analytical Services, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance -- it generally smoothes out returns and gives you an idea how much the Fund has earned in an average year, for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information.
And keep in mind that past performance is not indicative of future results.

Portfolio
Manager's Report

The portfolio manager who invests your money for you reports on successful -- and not-so-successful -- strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio managers favors and any changes that are on the drawing board.

Portfolio Of
Investments
This is where the report begins to look technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the Portfolio Manager's Report that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement Of Assets
And Liabilities

The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes) and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you and thus is not a realized loss. The net asset value fluctuates daily along with the value of every security in the portfolio.

Statement Of Operations
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here -- both realized and unrealized.

Statement Of Changes
In Net Assets
This schedule shows how income and expenses translate into changes in net assets, compared to last year's performance. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it -- through dividends and distributions -- and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

Notes To Financial
Statements
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they also outline how Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares, and more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

Financial Highlights
This information contains many elements from prior pages, but on a per share basis. It is designed to help you understand how the Fund performed and to compare this year's performance and expenses to those of prior years.

Independent
Auditor's Report
Once a year, an outside auditor looks over our books and certifies that the information we've presented is fair and complies with generally accepted accounting principles.

Tax Information

This is information which we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax advisor.

Performance
Comparison
These charts are included in the annual report and are required by the Securities Exchange Commission. Performance is presented here as a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad based securities index, as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the fund -- the index is a broadly based reference point commonly used by investors to measure how well they are doing.
A definition of the selected index is also provided. Investors generally cannot invest directly in an index.

Getting
The Most
From Your
Prudential
Mutual
Fund

When you invest through Prudential Mutual Funds, you receive financial advice through a Prudential Securities financial advisor or Prudential/Pruco Securities registered representative. Your advisor or representative can provide you with the following services.

There's No Reward Without Risk; But Is This Risk Worth It?

Your financial adviser or registered representative can help you match the reward you seek with the risk you can tolerate. And risk can be difficult to gauge -- sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction -- there are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!

Keeping Up With The Joneses.

A financial adviser or registered representative can help you wade through the numerous mutual funds available to find the ones that fit your own individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals, not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance -- not just based on the current investment fad.

Buy Low, Sell High.

Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial adviser or registered representative can answer questions when you're confused or worried about your investment, and remind you that you're investing for the long haul.

Prudential California Municipal Fund: California Income Series --
Lehman Bros. General Municipal Debt Index

The Prudential California Municipal Fund: California Income Series and the Lehman Bros. Index: Comparing a $10,000 Investment.


(Class A)
(GRAPH)

(Class B)
(GRAPH)

(Class C)
(GRAPH)

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, will be worth more or less than their original cost. The chart on the right is designed to give you an idea how much the Series' returns can fluctuate from year to year by measuring the best and worst years in terms of total annual return since inception.

These graphs are furnished to you in accordance with SEC regulations. They compare a $10,000 investment in the Prudential California Municipal Fund:
California Income Series (Class A, Class B and Class C) with a similar investment in the Lehman Brothers Municipal Bond Index by portraying the initial account values at the commencement of operations of each class, and subsequent account values at the end of the most recent reporting period (August 31), as measured on a quarterly basis, beginning in 1990 for Class A shares, in 1993 for Class B shares and in 1994 for Class C shares. For purposes of the graphs, and unless otherwise indicated, in the accompanying tables it has been assumed (a) that the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C shares, assuming full redemption on August 31, 1995; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Class B shares automatically convert to Class A shares on a quarterly basis, approximately seven years after purchase. This conversion feature is not reflected in the graph. The graph and accompanying tables reflect the past subsidy and/or waiver of expenses and/or management fees.

* Without waivers and expense subsidies the value of the $10,000 investment in the Series and the Series' average annual total return, as illustrated above, would have been lower, as indicated in parentheses ( ).

The Index is a weighted index comprised of 21,000 municipal bonds (general obligation bonds, revenue bonds, insured bonds and prerefunded bonds) selected by Lehman Brothers as representative of the long-term investment grade municipal bond market. It is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the transaction costs and advisory fees paid by the Series' investors. The Index's holdings differ from the Series' portfolio. The Index is not the only one that may be used to characterize performance of bond funds and other indices may portray different comparative performance.

Prudential Mutual Funds
One Seaport Plaza
New York, NY 10292
Toll Free (800) 225-1852

(LOGO)

Trustees
Edward D. Beach
Eugene C. Dorsey
Delayne Dedrick Gold
Harry A. Jacobs, Jr.
Thomas T. Mooney
Thomas H. O'Brien
Richard A. Redeker
Nancy Hays Teeters

Officers
Richard A. Redeker, President
Robert F. Gunia, Vice President
Eugene S. Stark, Treasurer
S. Jane Rose, Secretary
Stephen M. Ungerman, Assistant Treasurer
Deborah A. Docs, Assistant Secretary

Manager
Prudential Mutual Fund Management, Inc.
One Seaport Plaza
New York, NY 10292

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07101

Distributors
Prudential Mutual Fund Distributors, Inc.
Prudential Securities Incorporated
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services, Inc.
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

744313305
744313404                                  MF146E
744313800                                  CAT. #4443509


(ICON)
Prudential
California
Municipal
Fund

California
Money Market Series

ANNUAL REPORT
Aug. 31, 1995
(LOGO)

Prudential California Municipal Fund
California Money Market Series


Performance At A Glance.

Over the past 12 months, California's economy has slowly grown and its credit rating as of August 31, 1995, was A1, according to Moody's Investors Service. Prudential California Municipal Fund: California Money Market Series' 7-day current yield on August 31, 1995 was 2.84%, compared to 3.25% six months ago.


Fund Facts                                                      As of 8/31/95

                    7-Day      Net Asset   Taxable Equivalent Yield*    Weighted
    Total Net
                 Current Yld.    Value     @31%      @36%     @39.6%    Avg.
Mat.    Assets (mil.)
CA Money
Market Fund         2.84%        $1.00     4.62%     4.99%     5.28%    50 Days
      $229
IBC/Donoghue
CA Tax-exempt       3.11          1.00     5.06      5.46      5.79     52 Days
       N/A
Fund Average **

Note: Yields will fluctuate from time to time and past performance is no guarantee of future results.
An investment in the Series is neither insured nor guaranteed by the U.S. government and there can be no assurance that the Series will be able to maintain a stable net asset value.
* Some investors may be subject to the federal alternative minimum tax. **This is the average 7-day current yield, NAV and WAM of 44 funds in the International Business Communications/Donoghue California tax-exempt money market fund category as of August 31, 1995.

How Investments Compared.
(As of 8/31/95)
(CHART)

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've added historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks. Investors receive higher historical total returns from stocks than from most other investments.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes a good deal) and their returns are historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

Tax-Exempt Money Market Funds attempt to preserve a constant share value and provide tax-free income; they don't fluctuate much in price but their returns are generally among the lowest of the major investment categories.
* 19 years for General Muni Debt Funds.
17 years for Tax-Free Money Market Funds.

Ken Potts, Fund Manager
Portfolio
Manager's Report

Prudential California Municipal Fund: California Money Market Series seeks the highest current income that is exempt from federal and California income taxes, consistent with liquidity, the preservation of capital, and maintenance of a stable net asset value of $1 per share. The Series invests in a portfolio of short-term debt securities and obligations from California state, its municipalities, local governments and other qualifying issuers.

Strategy Session.
The California Money Market Series has followed a conservative, quality oriented investment strategy. This means we look beyond a bond's current credit rating and examine the issuer as well. In addition, we favor securities that are backed by a secondary credit source like a letter of credit from a major money center institution, like Morgan Guaranty, or bond insurance like AMBAC. We also favor securities backed by revenue collected for the specific project.

Interest Rates Trend Lower
(CHART)

Source: Bloomberg & the Bond Buyer. The One-Year Bond Buyer Index is an average of one-year, tax-exempt notes of 10 issuers calculated by the Bond Buyer weekly on Wednesdays.

Life After Orange County.
December's bankruptcy filing by Orange County after it suffered $1.7 billion in investment losses surprised the municipal securities markets. We weathered the Orange County shock and believe it to be an isolated event. The Series held two Orange County notes, for which it received full payment of principal and interest. Information about the Series' Orange County holdings is contained in the notes to the financial statements.

The sudden collapse of a such a highly rated issuer underscored the importance of quality credit research and diversification. The Series is invested across a broad spectrum of issues and issuers from across the state to lessen risk. As of August 31, 1995, we were invested in 44 securities from 35 issuers in California and elsewhere and had no exposure to Orange County debt. Credit-enhanced securities comprised 78% of the portfolio.

State Of The State.
Down The Freeway To Recovery.

Over the past year, California's economy continued to recover slowly. In many areas conditions were improving and the state's overall credit rating was A1, according to Moody's.

Some highlights--
- Job growth was strong in northern California, where financial services and technology led the way.
- The state also seemed to have absorbed the downsizing of defense industries resulting from deep cuts in the defense budget by Congress. The housing market had rebounded, especially in those areas with expanded employment opportunities.
- And lower short-term interest rates (courtesy of the Federal Reserve), were seen as another plus that could encourage business expansion and consumer spending.

But the road was not always smooth --
- The collapse of Orange County sent borrowing costs for California agencies and municipalities higher.
- Fast on the heels of Orange County was the devaluation of the peso and near-collapse of neighboring Mexican financial markets, which had a negative impact on the state's economy.
- In Sacramento, the new state budget, while supported by more realistic revenue forecasts than in the past, continued to rely upon uncertain budget closing measures. The state's inability to raise taxes or cut spending has led to fiscal problems and the cost-shifting of programs from the state to the municipal level.


A Word
About Quality.
Your Series typically will purchase securities with maturities of one year or less that are rated Aaa, Aa; Notes: MIG-1, MIG-2, P-1 or P-2 by Moody's Investors Service, or AAA, AA; Notes: SP-1, SP-1+, A-1 or A-2 by Standard & Poor's or, if not rated, deemed to be of comparable quality by the Fund's investment adviser. Although there is never a guarantee that the share price of the California Money Market Series will stay at $1, we at Prudential emphasize a conservative, quality-oriented investment approach.

Looking Ahead.
The long-term outlook for the state's economy continues to be favorable. Events that could negatively impact this picture include the ultimate resolution of the Orange County bankruptcy, a slowdown in the national economy, or another fiscal crisis in Mexico.
Going forward, we believe that yields for tax-free money market funds will trend lower following the reduction in taxable short-term interest rates engineered by the Federal Reserve in July. Whether the central bank cuts rates further this year depends upon the health of the national economy.

President's Letter                                     October 11, 1995
(PICTURE)

Dear Shareholder:
We hope you like the fresh look and information we've given your shareholder letter. We've also introduced another feature, called Getting the Most Out of Your Prudential Mutual Fund, which will appear from time to time at the back of your report. Look for topics like "Understanding Risk & Reward" as well as easy-to-understand explanations of financial terms. Why are we providing such information? Because at Prudential Mutual Funds, we believe an informed investor makes smart investment decisions.

On the Hill
As an informed investor, you should know about the "American Dream Savings Account" that is part of the federal budget package now under debate in the Senate. It is a type of Individual Retirement Account that offers a common-sense approach to long-term saving. Investors should like it because --

- You can withdraw funds -- without penalty -- to pay for certain expenses like buying a first home, medical care or educational needs;

- All account earnings would accumulate tax-free, not merely tax-deferred like the current IRA;

- You can make contributions past age 70 1/2, instead of having to take distributions as the current law requires.

Of course, the federal budget process is never easy and while we hope this measure is adopted, there's no way of knowing if it will be. So why not let your Senator and/or Representative know your opinion today? Simply call 202-224-3121.

In Closing
One final note: if you're a Class B shareholder of other Prudential Mutual Funds, you'll begin noticing a change on your statements once you've held your shares for seven years. At that time, they will automatically begin to convert to Class A shares on a quarterly basis. Since Class A shares carry lower annual distribution charges than Class B shares, your total returns will be higher after the conversion than they would have been without it. Conversions started earlier this year and will take place during each calendar quarter -- December, March, June and September. It's our way of thanking you for your loyalty -- and rewarding you for maintaining a long-term investment program by helping you earn more total investment return on your Prudential Mutual Fund. I hope you'll find this information useful as you work with your financial advisor or registered representative to develop your personal investment plan.

Thank you for choosing Prudential Mutual Funds for your mutual fund investment.

Sincerely,

Richard A. Redeker
President
2

Portfolio of Investments as of           PRUDENTIAL CALIFORNIA MUNICIPAL FUND
August 31, 1995                          CALIFORNIA MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                  Moody's
                         Principal
                                                                   Rating
Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)
  Rate         Date        (000)        (Note 1)
-----------------------------------------------------------------------------
-------------------------------------------------
California Poll. Ctrl. Fin. Auth. Rev.,
   Arco Proj., F.R.D.D., Ser. 94A                               VMIG1
  3.65%        9/01/95    $ 2,700     $  2,700,000
   Burney Forest Proj., F.R.D.D., Ser. A                        P1
  3.65         9/01/95      2,900        2,900,000
   Chevron U.S.A. Inc. Proj., A.O.T., Ser. 84                   NR
  4.50         5/15/96      4,155        4,155,000
   Delano Proj., F.R.D.D., Ser. 89                              P1
  3.50         9/01/95      2,600        2,600,000
   Delano Proj., F.R.D.D., Ser. 90                              P1
  3.50         9/01/95      5,500        5,500,000
   Delano Proj., F.R.D.D., Ser. 91                              P1
  3.50         9/01/95      3,200        3,200,000
   Honey Lake Power Proj., F.R.D.D., Ser. 88                    NR
  3.50         9/01/95      5,500        5,500,000
   Shell Oil Co. Proj., F,R.D.D., Ser. 94                       VMIG1
  3.60         9/01/95      3,400        3,400,000
   So. Cal. Ed., F.R.D.D., Ser 86B                              P1
  3.45         9/01/95      2,400        2,400,000
   So. Cal. Ed., F.R.D.D., Ser. 86C                             P1
  3.45         9/01/95      2,100        2,100,000
   U.S. Borax, Inc. Proj., F.R.W.D., Ser. 95A                   NR
  3.65         9/07/95      5,100        5,100,000
   Ultrapower Malaga Fresno Proj., F.R.D.D., Ser. 88A           P1
  3.55         9/01/95      2,600        2,600,000
   Ultrapower Malaga Fresno Proj., F.R.D.D., Ser. 88B           P1
  3.55         9/01/95      3,400        3,400,000
   Ultrapower Rocklin Proj., F.R.D.D., Ser. 88A                 P1
  3.55         9/01/95      2,000        2,000,000
   Ultrapower Rocklin Proj., F.R.D.D., Ser. 88B                 P1
  3.55         9/01/95      1,200        1,200,000
California St. Dept. Water Res.,
   Central Valley Proj., F.R.W.D.                               VMIG1
  3.35         9/06/95      6,000        6,000,000
   Water Rev., T.E.C.P.                                         P1
  3.60         9/26/95      3,854        3,854,000
California Statewide Cmntys Dev. Auth.,
   Apartment Dev. Rev., F.R.W.D., Ser. 95A                      A1+(c)
  3.45         9/06/95      3,500        3,500,000
   Multifamily Rev., F.R.W.D., Ser. 95B                         A1+(c)
  3.65         9/06/95      8,000        8,000,000
Contra Costa Trans. Auth. Rev., F.R.W.D., Ser. A                VMIG1
  3.40         9/06/95      3,700        3,700,000
East Bay Mun. Util. Dist., T.E.C.P.                             P1
  3.60         9/11/95      7,350        7,350,000
Kings Cnty. Multi-family Rev. Hsg. Auth., Edgewater Isle
   Proj., F.R.W.D., Ser. 85A                                    VMIG1
  3.55         9/06/95      7,800        7,800,000
Los Angeles Cnty. Met. Trans. Auth. Rev., Union Station
   Proj., F.R.W.D., Ser. A                                      VMIG1
  3.50         9/07/95      5,600        5,600,000
Los Angeles Cnty. Trans. Comm. Sales Tax Rev., F.R.W.D.,
   Ser. A                                                       VMIG1
  3.20         9/06/95      4,600        4,600,000
Los Angeles Cnty., T.R.A.N.                                     MIG1
  4.50         7/01/96     15,200       15,287,012
Los Angeles Hsg. Auth., Multi-family Rev., Lanewood Apts.
   Proj., F.R.W.D., Ser. 85                                     VMIG1
  3.55         9/06/95      7,000        7,000,000
Monterey Cnty. Fin. Auth. Rev., Adjusted Recl. & Dist.
   Projs., F.R.W.D., Ser. 95A                                   VMIG1
  3.60         9/07/95      4,000        4,000,000
Moorpark Ind. Dev. Auth. Rev., Kavli & Kavli Co.,
   F.R.W.D.,
   Ser. 85                                                      VMIG1
  3.85         9/07/95      6,795        6,795,000
Oakland Multi-family Hsg. Rev., Skyline Hills Assoc.,
   F.R.W.D.,
   Ser. 85A                                                     MIG1
  3.40         9/07/95      6,700        6,700,000
Olcese Wtr. Dist., Rio Bravo Wtr. Delivery Sys., T.E.C.P.,
   Ser. 86A                                                     P1
  3.90         9/20/95      7,900        7,900,000
Ontario Multi-family Hsg. Rev., Park Ctr. Proj., F.R.W.D.,
   Ser. 85A                                                     VMIG1
  3.45         9/07/95      8,400        8,400,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.
3

Portfolio of Investments as of           PRUDENTIAL CALIFORNIA MUNICIPAL FUND
August 31, 1995                          CALIFORNIA MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                  Moody's
                         Principal
                                                                   Rating
Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)
  Rate         Date        (000)        (Note 1)
-----------------------------------------------------------------------------
-------------------------------------------------
Palmdale Cmnty. Redev. Agy., Manzanita Villas Apt. Proj.,
   F.R.W.D.,
   Ser. 93A                                                     VMIG1
  3.65%        9/07/95    $ 4,800     $  4,800,000
Puerto Rico Comnwlth.,
   Gov't. Dev. Bank., F.R.W.D., Ser. 85                         VMIG1
  3.20         9/06/95      1,300        1,300,000
   Gov't. Dev. Bank., F.R.W.D., Ser. 95                         A1+(c)
  4.10         9/08/95      1,500        1,500,000
Sacramento Mun. Util. Dist. Rev.,
   T.E.C.P.,                                                    P1
  3.60         9/12/95      3,000        3,000,000
   T.E.C.P.,                                                    P1
  3.75         9/12/95      1,200        1,200,000
San Francisco Cnty. Redev. Fin. Auth. Rev., Yerba Buena
   Gardens, F.R.W.D., Ser. 95                                   VMIG1
  3.70         9/06/95      7,000        7,000,000
San Francisco Cnty., Unified School Dist., T.R.A.N., Ser.
   95                                                           MIG1
  4.50         7/25/96      7,200        7,237,204
San Joaquin Cnty. Trans. Auth., Sales Tax Rev., F.R.W.D.,
   Ser. 93                                                      P1
  3.50         9/06/95      5,700        5,700,000
San Lorenzo Unified School Dist., T.R.A.N.                      SP1+(c)
  4.75         7/05/96      4,800        4,832,241
San Marcos Ind. Dev. Auth. Rev., Village Square Proj.,
   F.R.W.D., Ser. 92                                            NR
  3.75         9/07/95      3,900        3,900,000
Santa Clara Cnty. Trans. Dist., F.R.D.D., Ser. 85A              VMIG1
  3.50         9/01/95        300          300,000
Southern Pub. Pwr. Auth., Transmission Proj. Rev.,
   F.R.W.D., Ser. 91                                            P1
  3.15         9/06/95     13,700       13,700,000
Visalia, Cert. of Part., Convention Ctr., F.R.W.D.              A1+(c)
  3.75         9/06/95      8,680        8,680,000

                                      ------------
Total Investments--95.2%
(amortized cost $218,390,457(d))
                                       218,390,457
Other assets in excess of liabilities--4.8%
                                        10,989,404

                                      ------------
Net Assets--100%
                                      $229,379,861

                                      ------------

                                      ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
     A.O.T.--Annual Optional Tender.
     F.R.D.D.--Floating Rate (Daily) Demand Note (b).
     F.R.W.D.--Floating Rate (Weekly) Demand Note (b).
     T.E.C.P.--Tax-Exempt Commercial Paper.
     T.R.A.N.--Tax & Revenue Anticipation Note.
(b) For purposes of amortized cost valuation, the maturity date of such securities is considered to be the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(c) Standard & Poor's rating.
(d) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
4                                             See Notes to Financial Statements.

                                        PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Statement of Assets and Liabilities     CALIFORNIA MONEY MARKET SERIES
--------------------------------------------------------------------------------

Assets
                                August 31, 1995
Investments, at amortized cost which approximates market
value...............................................      $218,390,457
Receivable for investments
sold.........................................................................
 .....         9,191,250
Receivable for Series shares
sold............................................................................
       4,732,065
Interest
receivable...................................................................
 .......................           904,165
Other
assets.......................................................................
 ..........................             6,047

                                    ------------
   Total
assets.......................................................................
 .......................       233,223,984

                                    ------------
Liabilities
Payable for Series shares
reacquired...................................................................
 ......         3,576,738
Management fee
payable......................................................................
 .................            99,633
Accrued expenses and other
liabilities..................................................................
 .....            77,152
Dividends
payable......................................................................
 ......................            73,026
Distribution fee
payable......................................................................
 ...............            13,674
Deferred trustees'
fee..........................................................................
 .............             3,900

                                    ------------
   Total
liabilities..................................................................
 .......................         3,844,123

                                    ------------
Net
Assets.......................................................................
 ............................      $229,379,861

                                    ------------

                                    ------------
Net assets were comprised of:
   Shares of beneficial interest, at $.01 par
value..........................................................      $
2,293,799
   Paid-in capital in excess of
par..........................................................................
     227,086,062

                                    ------------
Net assets, August 31,
1995.........................................................................
 .........      $229,379,861

                                    ------------

                                    ------------
Net asset value, offering price and redemption price per share
   ($229,379,861 / 229,379,861 shares of beneficial interest issued and outstanding; unlimited number of
   shares
authorized)..................................................................
 ......................             $1.00

                                    ------------

                                    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.
5

PRUDENTIAL CALIFORNIA MUNICIPAL FUND       PRUDENTIAL CALIFORNIA MUNICIPAL FUND
CALIFORNIA MONEY MARKET SERIES             CALIFORNIA MONEY MARKET SERIES
Statement of Operations                    Statement of Changes in Net Assets
------------------------------------------------------------
------------------------------------------------------------

                                                 Year Ended
Net Investment Income                          August 31, 1995
                                               ---------------
Income
   Interest and discount earned.............     $ 8,979,883
                                               ---------------
Expenses
   Management fee...........................       1,215,652
   Distribution fee.........................         303,913
   Legal fees...............................         140,000
   Transfer agent's fees and expenses.......         120,000
   Custodian's fees and expenses............          30,000
   Reports to shareholders..................          25,000
   Registration fees........................          20,000
   Audit fee................................          15,000
   Insurance expense........................           9,000
   Trustees' fees...........................           8,000
   Miscellaneous............................           8,748
                                               ---------------
      Total expenses........................       1,895,313
Less: custodian fee credit..................         (42,250)
                                               ---------------
   Net expenses.............................       1,853,063
                                               ---------------
Net investment income.......................       7,126,820
                                               ---------------
Realized Loss on Investments
Net realized loss on investment transactions
   (Note 3).................................      (2,750,000)
                                               ---------------
Net Increase in Net Assets
Resulting from Operations...................     $ 4,376,820
                                               ---------------
                                               ---------------


Increase (Decrease)                  Year Ended August 31,
in Net Assets                       1995               1994
Operations
   Net investment income.....  $     7,126,820    $     6,229,905
   Net realized gain (loss)
      on investment
      transactions...........       (2,750,000)            20,403
                               ---------------    ---------------
   Net increase in net assets
      resulting from
      operations.............        4,376,820          6,250,308
                               ---------------    ---------------
Dividends and distributions
   to shareholders (Note
   1)........................       (7,126,820)        (6,250,308)
                               ---------------    ---------------
Series share transactions (at
   $1 per share)
   Net proceeds from shares
      sold...................    1,409,780,343      1,419,314,621
   Net asset value of shares
      issued to shareholders
      in reinvestment of
      dividends and
      distributions..........        6,813,982          5,984,806
   Cost of shares
      reacquired.............   (1,487,890,017)    (1,439,549,204)
                               ---------------    ---------------
   Net decrease in net assets
      from Series share
      transactions...........      (71,295,692)       (14,249,777)
                               ---------------    ---------------
Capital contribution by
   affiliate (Note 3)........        2,750,000                 --
                               ---------------    ---------------
Total decrease...............      (71,295,692)       (14,249,777)
Net Assets
Beginning of year............      300,675,553        314,925,330
                               ---------------    ---------------
End of year..................  $   229,379,861    $   300,675,553
                               ---------------    ---------------
                               ---------------    ---------------

--------------------------------------------------------------------------------
6                                             See Notes to Financial Statements.

                                           PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Notes to Financial Statements              CALIFORNIA MONEY MARKET SERIES
--------------------------------------------------------------------------------
Prudential California Municipal Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of three series. The monies of each series are invested in separate, independently managed portfolios. The California Money Market Series (the ``Series'') commenced investment operations on March 3, 1989. The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from California state and federal income taxes with the minimum risk by investing in ``investment grade'' tax-exempt securities having a maturity of thirteen months or less whose ratings are within the two highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.
Securities Valuations: Portfolio securities of the Series are valued at amortized cost, which approximates market value. The amortized cost method of valuation involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.
All securities are valued as of 4:30 P.M., New York time.
Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis.
Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to continue to distribute all of its net income to shareholders. For this reason and because substantially all of the Series' gross income consists of tax-exempt interest, no federal income tax provision is required.
Dividends: The Series declares daily dividends from net investment income. Payment of dividends is made monthly.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
Reclassification of Capital Accounts: The effect of applying Statement of Position 93-2: Determination, Disclosure and Financial Statement Presentation
of
Income, Capital Gain and Return of Capital Distributions by Investment Companies during the year was to decrease accumulated loss on investments and decrease paid-in capital by $2,750,000 due to the contribution of capital to the Series (Note 3).
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Mutual Fund Management, Inc. (``PMF''). Pursuant to this agreement PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PMF is computed daily and payable monthly, at the annual rate of .50 of 1% of the average daily net assets of the Series.
The Fund has a distribution agreement with Prudential Mutual Fund Distributors, Inc. (``PMFD''). To reimburse PMFD for its expenses incurred pursuant to a plan of distribution, the Fund pays PMFD a reimbursement, accrued daily and payable monthly, at an annual rate of .125 of 1% of the Series' average daily net assets. PMFD pays various broker-dealers, including Prudential Securities Incorporated (``PSI'') and Pruco Securities Corporation, affiliated broker-dealers, for account servicing fees and other expenses incurred by such broker-dealers.
PMFD is a wholly-owned subsidiary of PMF; PSI, PIC, and PMF are (indirect) wholly-owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent. During the year ended August 31, 1995, the Series incurred fees of approximately $112,000 for
--------------------------------------------------------------------------------

                                           PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Notes to Financial Statements              CALIFORNIA MONEY MARKET SERIES
--------------------------------------------------------------------------------
the services of PMFS. As of August 31, 1995, approximately $8,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
At the time of the financial crisis in Orange County, California in late 1994, the Series held (i) $15,000,000 principal amount of Orange County, California, Teeter Plan Tax-Exempt Notes due June 30, 1995 (Teeter Notes) and (ii) $10,000,000 principal amount of Orange County, California, Tax Revenue Anticipation Notes due July 19, 1995 (TRANS A Notes) (collectively, the Orange County Notes).
On December 7, 1994, Prudential Securities Group, Inc. (``PSG''), an indirect wholly-owned subsidiary of The Prudential Insurance Company of America and the parent company of PSI, entered into put agreements with the Series with respect to the Orange County Notes. The put agreements, originally scheduled to expire on March 6, 1995, were subsequently extended to the maturity dates of the respective Orange County Notes. The put agreements provided that the Fund had the unconditional right at maturity to require PSG to purchase the Orange County Notes from the Series at par value plus accrued interest. The Series recorded
a
loss on the Orange County Notes and an associated capital contribution to the Series equal in value to the decline in fair market value of the Orange County Notes as of December 7, 1994.
On June 30, 1995 the Teeter Notes matured, the Series received par value plus accrued interest in the normal course of business from Orange County and the put expired unexercised. On July 19, 1995, with Orange County having defaulted on its obligations with respect to the TRANS A Notes, the Series put (sold) the TRANS A Notes to PSG in return for par value plus accrued interest in accordance with the terms of the put agreement. Accordingly, shareholders of the Series have incurred no loss of principal or reduction in income, except for certain legal costs, as a result of its ownership of the Orange County Notes. Since July 19, 1995 the Series has not owned any Orange County, California obligations.
--------------------------------------------------------------------------------
8

                                            PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Financial Highlights                        CALIFORNIA MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                           Year
Ended August 31,

------------------------------------------------------------
                                                          1995         1994
     1993         1992         1991
                                                        --------     --------
   --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................    $   1.00     $   1.00
   $   1.00     $   1.00     $   1.00
Net investment income and net realized
  gains/losses......................................         .02(c)       .02
        .02          .03          .04(a)
Dividends and distributions.........................        (.03)        (.02)
      (.02)        (.03)        (.04)
Capital contribution by affiliate...................         .01           --
         --           --           --
                                                        --------     --------
   --------     --------     --------
Net asset value, end of year........................    $   1.00     $   1.00
   $   1.00     $   1.00     $   1.00
                                                        --------     --------
   --------     --------     --------
                                                        --------     --------
   --------     --------     --------
TOTAL RETURN(b):....................................        3.01%(c)     1.94%
      1.86%        2.91%        4.48%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................    $229,380     $300,676
   $314,925     $315,890     $341,625
Average net assets (000)............................    $243,130     $326,429
   $319,464     $339,941     $375,655
Ratios to average net assets:
   Expenses, including distribution fee.............         .78%         .73%
       .76%         .76%         .63%(a)
   Expenses, excluding distribution fee.............         .65%         .61%
       .63%         .63%         .51%(a)
   Net investment income............................        2.93%        1.91%
      1.83%        2.89%        4.37%(a)

---------------
 (a) Net of management fee waiver and/or expense subsidy.
 (b) Total return includes reinvestment of dividends and distributions.
 (c) Includes $.01 of net realized loss on investment transactions that were offset by a capital contribution by affiliate.
     Without the effect of the capital contribution, the Series' total return would have been 1.88%.

--------------------------------------------------------------------------------
See Notes to Financial Statements.
9

                                           PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Independent Auditors' Report               CALIFORNIA MONEY MARKET SERIES
--------------------------------------------------------------------------------
The Shareholders and Board of Trustees
Prudential California Municipal Fund, California Money Market Series
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential California Municipal Fund, California Money Market Series, as of August 31, 1995, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.
In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential California Municipal Fund, California Money Market Series, as of August 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
October 16, 1995

                                           PRUDENTIAL CALIFORNIA MUNICIPAL FUND
Federal Income Tax Information             CALIFORNIA MONEY MARKET SERIES
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 1995) as to the federal tax status of dividends and distributions paid by the Series during such fiscal year. Accordingly, we are advising you that for the year ended August 31, 1995, dividends paid from net investment income totalling $.03 per share were federally tax-exempt interest dividends.
--------------------------------------------------------------------------------
10

Getting
The Most
From Your
Prudential
Mutual
Fund

When you invest through Prudential Mutual Funds, you receive financial advice through a Prudential Securities financial advisor or Prudential/Pruco Securities registered representative. Your advisor or representative can provide you with the following services.

There's No Reward Without Risk; But Is This Risk Worth It?
Your financial adviser or registered representative can help you match the reward you seek with the risk you can tolerate. And risk can be difficult to gauge -- sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction -- there are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!

Keeping Up With The Joneses.
A financial adviser or registered representative can help you wade through the numerous mutual funds available to find the ones that fit your own individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals, not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance -- not just based on the current investment fad.

Buy Low, Sell High.

Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial adviser or registered representative can answer questions when you're confused or worried about your investment, and remind you that you're investing for the long haul.

Getting
The Most
From Your
Prudential
Mutual
Fund

Some mutual fund shareholders won't ever read this -- they don't read annual and semi-annual reports. It's quite understandable. These annual and semi-annual reports are prepared to comply with Federal regulations. They are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake.

At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read, in hopes you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

At A Glance

Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "At A Glance" page where we compare the Fund and the comparable average calculated by Lipper Analytical Services, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance -- it generally smoothes out returns and gives you an idea how much the Fund has earned in an average year, for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. And keep in mind that past performance is not indicative of future results.

Portfolio
Manager's Report
The portfolio manager who invests your money for you reports on successful -- and not-so-successful -- strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio managers favors and any changes that are on the drawing board.

Portfolio Of
Investments
This is where the report begins to look technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the Portfolio Manager's Report that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement Of Assets
And Liabilities
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes) and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you and thus is not a realized loss. The net asset value fluctuates daily along with the value of every security in the portfolio.

Statement Of
Operations
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here -- both realized and unrealized.

Statement Of Changes
In Net Assets
This schedule shows how income and expenses translate into changes in net assets, compared to last year's performance. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it -- through dividends and distributions -- and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

Notes To Financial
Statements
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they also outline how Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares, and more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

Financial Highlights
This information contains many elements from prior pages, but on a per share basis. It is designed to help you understand how the Fund performed and to compare this year's performance and expenses to those of prior years.

Independent
Auditor's Report
Once a year, an outside auditor looks over our books and certifies that the information we've presented is fair and complies with generally accepted accounting principles.

Tax Information
This is information which we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax advisor.

Performance
Comparison
These charts are included in the annual report and are required by the Securities Exchange Commission. Performance is presented here as a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad based securities index, as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the fund -- the index is a broadly based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors generally cannot invest directly in an index.

Prudential Mutual Funds
One Seaport Plaza
New York, NY  10292
Toll Free (800) 225-1852

(LOGO)

Trustees
Edward D. Beach
Eugene C. Dorsey
Delayne Dedrick Gold
Harry A. Jacobs, Jr.
Thomas T. Mooney
Thomas H. O'Brien
Richard A. Redeker
Nancy Hays Teeters

Officers
Richard A. Redeker, President
Robert F. Gunia, Vice President
Eugene S. Stark, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Deborah A. Docs, Assistant Secretary

Manager
Prudential Mutual Fund Management, Inc.
One Seaport Plaza
New York, NY 10292

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07101

Distributor
Prudential Mutual Fund Distributors, Inc.
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services, Inc.
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

                                                      MF139E
744313503                                             Cat. #642862U


(ICON)

Prudential
California
Municipal
Fund

California Series

Annual
Report
Aug. 31, 1995

(LOGO)

Prudential California Municipal Fund
California Series
Performance At A Glance.
It has been a good year for shareholders of the Prudential California Municipal Fund: California Series. Municipal bond investors earned not only their coupon income, but also saw a gain in net asset value as well. We are pleased to report that your Portfolio handily outperformed the average California municipal bond fund measured by Lipper Analytical Services over the past 12 months.

Cumulative Total Returns1                                      As of 8/31/95
                       One      Five       Ten         Since
                       Year     Years     Years     Inception2
            Class A    7.9%     48.0%      N/A          50.7%
            Class B    7.6      45.1      106.4%       137.8
            Class C    7.3      N/A        N/A           7.3
Lipper CA Muni Avg3    7.1      47.1      123.4        162.3

Average Annual Total Returns1                                 As of 9/30/95
                       One      Five       Ten         Since
                       Year     Years     Years     Inception2
            Class A    6.4%     7.7%      N/A          7.0%
            Class B    4.4      7.7       7.7%         8.2
            Class C    8.1      N/A       N/A          6.6

                                                         Taxable Equivalent
Yield
                           Total Dividends     30-Day         At Tax Rates Of

                           Paid for 12 Mos.   SEC Yield       36%       39.6%
Your            Class A          $0.66           5.02%         8.81%     9.34%
Dividend        Class B          $0.62           4.78          8.39      8.89
As of 8/31/95   Class C          $0.59           4.54          7.97      8.45

Past performance is not a guarantee of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1Source: Prudential Mutual Fund Management and Lipper Analytical Services. The cumulative total returns do not take into account sales charges. The average annual returns do take into account applicable sales charges. The Series charges a maximum front-end sales load of 3% for Class A shares and a contingent deferred sales charge of 5%, 4%, 3%, 2%, 1% and 1% for six years, for Class B shares. Class C shares have a 1% CDSC for one year. Class B shares automatically convert to Class A shares on a quarterly basis, after approximately seven years.

2Inception dates: 1/22/90 Class A; 9/19/84, Class B; 8/1/94 Class C.

3The Lipper California Municipal Bond fund average includes 91 funds for one year, 47 funds for five years, 17 funds for 10 years, and 13 funds since inception of the Class B shares on 9/19/84.

How Investments Compared.
(GRAPH)

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've added historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks. Investors receive higher historical total returns from stocks than from most other investments.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes a good deal) and their returns are historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes. (20-year returns are not available.)

Money Market Funds attempt to preserve a constant share value; they don't fluctuate much in price but their returns are generally among the lowest of the major investment categories.

*19 years for General Muni Debt Funds.

Christian Smith, Fund Manager
(PHOTO)

Portfolio
Manager's Report
The Series invests primarily in carefully selected long-term municipal bonds that offer a high level of current income exempt from California state and federal income taxes, consistent with preservation of capital. Certain shareholders may be subject to the federal alternative minimum tax, however.

Strategy Session.
It has been a positive year for tax-free municipal bonds. Although interest rates rose sharply in 1994 on inflation fears, they have tumbled back down slowly so far in 1995, as economic growth slowed. The Bond Buyer Revenue
Bond Index Yield stood at 6.4% on September 1, 1994 (the index is calculated on Thursdays), and rose by a percentage point to a high of 7.4% in mid-October 1994, before falling to 6.3% on August 31, 1995. As you can see, when the dust had settled, long-term municipal bond interest rates ended the period lower.

This year, we have been buying longer maturity bonds with discount coupons (coupons lower than the prevailing market), and some zero coupon bonds, because these are more likely to appreciate if interest rates continue to fall as we expect. We have also increased our holdings in revenue bonds in the electric utility sector. Many utility bonds have been inexpensively priced because of concern about future deregulation of the industry.

State Of The State.
We found value by increasing our holdings in insured bonds and long-term, non-callable zero coupon bonds because they have attractive price appreciation potential when interest rates fall. What's more, they are in demand and as a result are easier to trade in uncertain financial markets. Since the bankruptcy filing of Orange County last year, many California tax-free municipal bond investors have been seeking quality, making insured holdings more desirable and generally better performers than uninsured bonds.

California is in its second year of economic recovery, but the recovery has been spotty. Furthermore, questions about Orange County's fiscal health continue to cloud the state's municipal bond market. As a result we have been avoiding state general obligation bonds.

Sector Breakdown.
(CHART)

Overview.
This Series invests primarily in obligations of California state, municipal and local governments, including U.S. territories (such as Puerto Rico, the U.S. Virgin Islands and Guam), the income of which is also exempt from federal and California state income taxes.

What Went Well.
We Held On
To Good Yields.
We increased assets invested in non-callable bonds (those that can not be paid off prematurely by the issuer to save on interest costs) to 34%, up from 17% a year ago. These bonds not only offer attractive yields but also appreciate well when interest rates decline. They are valuable because not many bonds offer protection from call risk -- only about a third of the securities in the Lehman Brothers' Municipal Bond Index are non-callable.

We Like
San Bernadino.
We purchased certificates of participation in the county's medical center financing project last fall when they became attractively priced because of questions surrounding the county's financial position. Our research team thought the county was a stronger investment than the market did, so we purchased more. Since then, the county issued more bonds to expand the project. These bonds were insured, which helped our existing holdings to appreciate.

And Not So Well.
A Longer Duration
Would Have Helped.
Duration measures the sensitivity of a bond's price to interest rate changes. The longer the duration, the more a bond's price appreciates when interest rates fall and vice versa. Over the winter, our duration was shorter than that of some competing funds, because we expected economic growth to remain strong. As the slowdown became apparent in the second quarter, we extended duration. On August 31, 1995, duration was 7.5 years, up from 7.1 years on August 31, 1994.

Municipals Suffered
From Tax Talk.
Congress is considering various changes in the federal income tax, including a flat tax -- an income tax at a single, flat rate. One proposal would eliminate taxes on most investment income. Clearly, this has created uncertainty in the municipal market -- one reason why municipal bonds did not follow taxable bond prices higher this spring. At this writing, we believe it is unlikely that a flat tax proposal in this form is likely to pass Congress -- especially not before next year's election.

Looking Ahead.
Municipal bond yields are very attractive now. As we mentioned earlier, when U.S. government and corporate bond yields fell this spring, municipal yields did not follow to the same extent. That means there are some good buying opportunities now in the municipal market. Should interest rates remain stable, municipal bond investors may look forward to earning their coupon income. Plus, if interest rates fall further, investors could reasonably expect some price appreciation as well.

Nevertheless, municipal bond investors should be prepared to weather some volatility this year as various proposals to change the country's income tax structure are debated. Overall, we believe municipal bonds still offer good value, and that volatility can offer some attractive buying opportunities.

Five Largest Issuers.*
7.4%   Southern California
       Public Power Authority
6.5%   San Bernadino County
       Medical Center Financing
4.7%   Los Angeles
       Dept. of Water & Power
4.0%   Santa Margarita
       Dana Point Authority
3.4%   Desert Hosp. Dist.
       Certificate of Participation

Although none of our holdings are direct obligations of Orange County, several of our larger holdings are issued by agencies that are located in the county but are independent of its government. These bonds are backed by separate and distinct revenue streams.

* Expressed as a percentage of total net assets as of 8/31/95.

President's Letter                                         October 11, 1995
(PHOTO)

Dear Shareholder:
We hope you like the fresh look and information we've given your shareholder letter. We've also introduced another feature, called Getting the Most
Out of Your Prudential Mutual Fund, which will appear from time to time at the back of your report. Look for topics like "Understanding Risk & Reward" as well as easy-to-understand explanations of financial terms.
Why are we providing such information? Because at Prudential Mutual Funds, we believe an informed investor makes smart investment decisions.

On the Hill
As an informed investor, you should know about the "American Dream Savings Account" that is part of the federal budget package now under debate in the Senate. It is a type of Individual Retirement Account that offers a common-sense approach to long-term saving. Investors should like it because --
--You can withdraw funds -- without penalty -- to pay for certain expenses like buying a first home, medical care or educational needs;

--All account earnings would accumulate tax-free, not merely tax-deferred like the current IRA;

--You can make contributions past age 70 1/2, instead of having to take distributions as the current law requires.

Of course, the federal budget process is never easy and while we hope this measure is adopted, there's no way of knowing if it will be. So why not let your Senator and/or Representative know your opinion today?
Simply call 202-224-3121.

In Closing
One final note: if you're a Class B shareholder of Prudential Mutual Funds, you'll begin noticing a change on your statements once you've held your shares for seven years. At that time, they will automatically begin to convert to Class A shares on a quarterly basis. Since Class A shares carry lower annual distribution charges than Class B shares, your total returns will be higher after the conversion than they would have been without it. Conversions started earlier this year and beginning in December they will take place during each calendar quarter -- December, March, June and September. It's our way of thanking you for your loyalty -- and rewarding you for maintaining a long-term investment program by helping you earn more total investment return on your Prudential Mutual Fund. I hope you'll find this information useful as you work with your financial advisor or registered representative to develop your personal investment plan.

Thank you for choosing Prudential Mutual Funds for your mutual fund investment.

Sincerely,

Richard A. Redeker
President

                                                                  PRUDENTIAL
CALIFORNIA MUNICIPAL FUND
Portfolio of Investments as of August 31, 1995
                                                                  CALIFORNIA
SERIES
--------------------------------------------------------------------------------

                                                                  Moody's
                         Principal
                                                                   Rating
Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)
  Rate         Date        (000)        (Note 1)
-----------------------------------------------------------------------------
-------------------------------------------------
LONG-TERM INVESTMENTS--98.6%
-----------------------------------------------------------------------------
-------------------------------------------------
Alameda Impvt. Bond Act of 1915,
   Marina Vlg. Assmt. Dist. 89-1                                NR
   7.55%       9/02/06   $  1,700     $  1,755,403
   Marina Vlg. Assmt. Dist. 89-1                                NR
   7.65        9/02/09      1,120        1,158,338
Arcadia Unified Sch. Dist.,
   Gen. Oblig., Ser. A, M.B.I.A.                                Aaa
  Zero         9/01/10      1,765          728,186
   Gen. Oblig., Ser. A, M.B.I.A.                                Aaa
  Zero         9/01/14      1,370          433,386
   Gen. Oblig., Ser. A, M.B.I.A.                                Aaa
  Zero         9/01/15      2,555          754,849
   Gen. Oblig., Ser. A, M.B.I.A.                                Aaa
  Zero         9/01/16      1,225          339,129
   Gen. Oblig., Ser. A, M.B.I.A.                                Aaa
  Zero         9/01/17      1,790          464,183
Bakersfield Pub. Fac. Corp., Cert. of Part., Wst. Wtr.
   Treat. Plant, No. 3                                          A1
   8.00        1/01/10      2,750 (c)    3,010,425
Baldwin Park California Pub. Fin. Auth. Rev.                    BBB(b)
   7.05        9/01/14      1,020        1,049,070
Berkley Hosp. Rev., Alta Bates Hosp. Corp.                      Baa1
   7.65       12/01/15      1,715 (c)    1,977,549
Brea Pub. Fin. Auth. Rev., Tax Alloc. Redev. Proj., Ser. C      NR
   8.10        3/01/21      5,000        5,292,800
Buena Park Cmnty. Redev. Agcy. Tax Allocation, Central
   Bus. Dist. Proj.                                             BBB+(b)
   7.10        9/01/14      2,500        2,570,125
California St. Brd. of Pub. Wks., Lease Rev.,
   Univ. of California at San Diego, High Technology
      Facs., Ser. A                                             A1
   7.375       4/01/06      1,570        1,687,483
   Univ. of California at Santa Barbara, High Technology
      Facs.,
      Ser. A                                                    A1
   8.125       2/01/08      2,500 (c)    2,779,375
California St. Brd. of Pub., Wks. Lease Rev., Ser. A            A1
   5.00        6/01/23      3,115        2,597,474
California St. Hlth. Facs. Fin. Auth. Rev.,
   Episcopal Homes Foundation, Ser. A                           A(b)
   7.70        7/01/18      2,500        2,707,725
   Eskaton Properties                                           A(b)
   7.50        5/01/20      4,500 (c)    5,096,475
   Sutter Hlth. Sys., Ser. B                                    NR
   8.00        1/01/16        750 (c)      802,635
California St. Hsg. Fin. Agcy. Rev., Sngl. Fam. Mtge.,
   Ser. A                                                       Aa
  Zero         2/01/15      8,420        1,275,462
California St. Poll. Ctrl. Fin. Auth. Rev., Pacific Gas &
   Elec. Co., Ser. A                                            A2
   8.20       12/01/18      3,250        3,519,132
California Statewide Cmnty. Dev. Corp., Children's Hosp.,
   M.B.I.A.                                                     Aaa
   4.75        6/01/21      1,700        1,401,769
Chula Vista Redev. Agcy., Refunding Tax Alloc.                  BBB+(b)
   7.625       9/01/24      4,500        4,828,005
Contra Costa Cnty., Spec. Tax, Cmnty. Facs. Dist.
   No.1991-1, Pleasant Hill                                     NR
   8.125       8/01/16      1,300        1,376,687
Desert Hosp. Dist., Cert. of Part.                              AAA(b)
   8.10        7/01/20      5,000 (c)    5,884,100
East Palo Alto Sanit. Dist., Cert. of Part.                     NR
   8.25       10/01/15      1,295        1,385,961
Fairfield Pub. Fin. Auth. Rev., Fairfield Redev. Projs.,
   Ser. A                                                       NR
   7.90        8/01/21      4,200 (c)    4,974,690
Fontana Cmnty. Facs., Dist. No. 2, Spec. Tax Rev.,
   Ser. B                                                       NR
   8.50        9/01/17      3,000        3,177,870
Foothill/Eastern Trans. Corridor Agcy.
   Toll Rd. Rev.                                                Baa
  Zero         1/01/16      5,000        1,214,750
   Toll Rd. Rev.                                                Baa
  Zero         1/01/18      2,950          616,904
Kings Cnty. Wst. Mgmt. Auth., Solid Wst. Rev.                   BBB+(b)
   7.20       10/01/14      1,225        1,290,905
Long Beach Redev. Agcy. Dist. No. 3, Spec. Tax Rev.             NR
   6.375       9/01/23      3,000        2,795,370

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                       3 -----

                                                                  PRUDENTIAL
CALIFORNIA MUNICIPAL FUND
Portfolio of Investments as of August 31, 1995
                                                                  CALIFORNIA
SERIES
--------------------------------------------------------------------------------

                                                                  Moody's
                         Principal
                                                                   Rating
Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)
  Rate         Date        (000)        (Note 1)
-----------------------------------------------------------------------------
-------------------------------------------------
Los Angeles Cnty., Cert. of Part.,
   Civic Ctr. Heating & Refrigeration Plant                     A1
   8.00%       6/01/10   $  2,000 (c) $  2,231,440
   Correctional Facs. Proj., M.B.I.A.                           Aaa
  Zero         9/01/10      3,770        1,539,630
   Solheim Lutheran Nursing Home Proj.                          A(b)
   8.125      11/01/17      2,000 (c)    2,207,460
Los Angeles Cnty., Hsg. Auth., Multifam. Mtge. Rev.,
   MayFlower Gardens Proj., Ser. K, G.N.M.A.                    AAA(b)
   8.875      12/20/10      2,100 (c)    2,573,046
Los Angeles Conv. & Exhib. Ctr. Auth., Cert. of Part.           Aaa
   9.00       12/01/10      1,250  c)(d)    1,663,725
Los Angeles Dept. of Wtr. & Pwr., Elec. Plant Rev.              Aaa
   5.375       9/01/23      8,940        8,164,008
Met. Wtr. Dist. of Southern California,
   Rev. Linked S.A.V.R.S. & R.I.B.S.                            Aa
   5.75        8/10/18      1,000          961,810
   Waterworks Rev., Ser. A                                      Aa
   5.75        7/01/21      4,000        3,920,560
Mojave Desert & Solid Wst. Victor Valley Materials, Recov.
   Fac.                                                         Baa1
   7.875       6/01/20      1,175        1,250,647
Orange Cnty. Loc. Trans., Auth. Linked S.A.V.R.S. & R.I.B.      Aa
   6.20        2/14/11      1,500        1,482,330
Orange Cnty. Loc. Trans. Auth., S.A.V.R.S. & R.I.B.,
   A.M.B.A.C.                                                   Aaa
   6.20        2/14/11      4,000        4,128,120
Redding Elec. Sys. Rev., Cert. of Part., Reg. Linked
   S.A.V.R.S. & R.I.B.                                          Aaa
   6.368       7/01/22      3,550        3,722,281
Riverside Wtr. Rev., Tyler Mall Cmnty. Facs.                    Aa
  Zero        10/01/07      1,660          843,678
Roseville City Sch. Dist., Ser. A, F.G.I.C.                     Aaa
  Zero         8/01/10      1,230          509,983
San Bernardino Cnty., Cert. of Part., Med. Ctr. Fin. Proj.      Baa1
   5.50        8/01/22      4,400        3,813,788
San Bernardino Cnty., Cert. of Part., Med. Ctr. Fin.
   Proj., Ser. A, M.B.I.A.                                      Aaa
   5.50        8/01/22      8,000        7,418,320
San Diego Cnty. Regl. Trans. Cmnty., Sales Tax Rev., Ser.
   A                                                            A1
   6.00        4/01/08      1,750        1,793,418
San Francisco City & Cnty.,
   Pub. Utils. Comn. Wtr. Rev.                                  Aa
   8.00       11/01/11      2,000        2,193,940
   Redev. Agcy., Lease Rev.                                     A
  Zero         7/01/09      2,000          871,000
Santa Ana Tax Alloc., South Main St. Redev., M.B.I.A.           Aaa
   5.00        9/01/19      3,000        2,624,430
Santa Cruz Cnty. Pub. Fin. Auth. Rev., Tax Alloc. Sub.
   Ln., Ser. B                                                  AAA(b)
   7.625       9/01/21      2,350 (c)    2,693,288
Santa Margarita, Dana Point Auth., M.B.I.A.,
   Impvt. Dists. 3, 3A, 4 & 4A                                  Aaa
   7.25        8/01/08      2,500        2,943,875
   Impvt. Dists. 3, 3A, 4 & 4A                                  Aaa
   7.25        8/01/09      2,400        2,822,592
   Impvt. Dists. 3, 3A, 4 & 4A                                  Aaa
   7.25        8/01/14      1,000        1,171,510
So. Orange Cnty. Pub. Fin. Auth.,
   Foothill Area Proj., F.G.I.C.                                Aaa
   8.00        8/15/08        750          933,997
   Foothill Area Proj., F.G.I.C.                                Aaa
   6.50        8/15/10        750          823,343
   Spec. Tax Rev., M.B.I.A.                                     Aaa
   7.00        9/01/11      3,500        3,989,335

--------------------------------------------------------------------------------
-----                                  4      See Notes to Financial Statements.

                                                                  PRUDENTIAL
CALIFORNIA MUNICIPAL FUND
Portfolio of Investments as of August 31, 1995
                                                                  CALIFORNIA
SERIES
--------------------------------------------------------------------------------

                                                                  Moody's
                         Principal
                                                                   Rating
Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)
  Rate         Date        (000)        (Note 1)
-----------------------------------------------------------------------------
-------------------------------------------------
Sonoma Cnty., Cert. of Part., Correctional Facs. Proj.          NR
  8.125%       6/01/12    $ 4,000(c)  $  4,383,400
Southern California Pub. Pwr. Auth.,
   Proj. Rev.                                                   A
  6.75         7/01/10      2,250        2,402,528
   Proj. Rev.                                                   A
  6.75         7/01/12      2,435        2,602,479
   Proj. Rev.                                                   A
  6.75         7/01/13      4,000        4,275,280
   Proj. Rev., A.M.B.A.C.                                       Aaa
  Zero         7/01/16      7,925        2,284,777
   Proj. Rev., A.M.B.A.C.                                       Aaa
  4.75         7/01/16      1,500        1,269,090
   Transmission Proj. Rev. Rfdg., Ser. A, F.G.I.C.              Aaa
  Zero         7/01/12      7,080        2,617,193
Sulphur Springs Union Sch. Dist., Ser. A, M.B.I.A.              Aaa
  Zero         9/01/09      2,000          890,920
Torrance Redev. Agcy., Tax. Alloc., Downtown Redev.             Baa
   7.125       9/01/21      1,580        1,627,953
Univ. of California Rev., Pkg. Sys., Ser. C                     A
   7.75       11/01/14      2,000 (c)    2,130,280
Vacaville Cmnty. Redev. Agcy., Multifamily Rev.                 A-(b)
   7.375      11/01/14      1,110        1,179,764
Victor Valley Union High Sch. Dist.
   Gen. Oblig., M.B.I.A.                                        Aaa
  Zero         9/01/09      2,075          924,328
   Gen. Oblig., M.B.I.A.                                        Aaa
  Zero         9/01/15      5,070        1,497,881
Virgin Islands Terr., Hugo Ins. Claims Fund Prog., Ser. 91      NR
   7.75       10/01/06        880          958,918
Walnut Valley Unified School Dist., M.B.I.A.                    Aaa
   6.00        8/01/15      1,870        1,918,171
Whittier Pub. Fin. Auth. Rev., Whittier Blvd. Redev.
   Proj., Ser. A                                                NR
   7.50        9/01/14        825          856,334

                                      ------------
Total Investments--98.6%
(cost $158,640,003; Note 4)
                                       170,057,065
Other assets in excess of liabilities--1.4%
                                         2,365,890

                                      ------------
Net Assets--100%
                                      $172,422,955

                                      ------------

                                      ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
     A.M.B.A.C.--American Municipal Bond Assurance Corporation.
     F.G.I.C.--Financial Guaranty Insurance Company.
     G.N.M.A.--Government National Mortgage Association.
     M.B.I.A.--Municipal Bond Insurance Association.
     R.I.B.--Residual Interest Bonds.
     S.A.V.R.S.--Select Auction Variable Rate Securities.

 (b) Standard & Poor's rating.
 (c) Prerefunded issues are secured by escrowed cash and/or direct U.S.
guaranteed obligations.
 (d) Entire principal amount pledged as initial margin on financial futures contracts.

NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of
Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.                                       5 -----

                                                                  PRUDENTIAL
CALIFORNIA MUNICIPAL FUND
Statement of Assets and Liabilities                               CALIFORNIA
SERIES
--------------------------------------------------------------------------------

Assets
                                August 31, 1995
Investments, at value (cost
$158,640,003)................................................................
 ....      $170,057,065
Cash.........................................................................
 ................................            35,116
Receivable for investments
sold.........................................................................
 .....         3,885,142
Interest
receivable...................................................................
 .......................         2,798,656
Receivable for Series shares
sold............................................................................
          40,197
Other
assets.......................................................................
 ..........................             5,256

                                    ------------
   Total
assets.......................................................................
 .......................       176,821,432

                                    ------------
Liabilities
Payable for investments
purchased....................................................................
 ........         4,035,546
Dividends
payable......................................................................
 ......................           103,135
Due to broker - variation
margin.......................................................................
 ......            73,437
Payable for Series shares
reacquired...................................................................
 ......            67,513
Management fee
payable......................................................................
 .................            65,247
Distribution fee
payable......................................................................
 ...............            49,699
Deferred trustees'
fees.........................................................................
 .............             3,900

                                    ------------
   Total
liabilities..................................................................
 .......................         4,398,477

                                    ------------
Net
Assets.......................................................................
 ............................      $172,422,955

                                    ------------

                                    ------------
Net assets were comprised of:
   Shares of beneficial interest, at
par.....................................................................
$    150,025
   Paid-in capital in excess of
par..........................................................................
     165,724,971

                                    ------------

                                     165,874,996
   Accumulated net realized loss on
investments..............................................................
  (4,754,415)
   Net unrealized appreciation on
investments................................................................
    11,302,374

                                    ------------
Net assets, August 31,
1995.........................................................................
 .........      $172,422,955

                                    ------------

                                    ------------
Class A:
   Net asset value and redemption price per share
      ($68,402,692 / 5,950,853 shares of beneficial interest issued and
outstanding).........................            $11.49
   Maximum sales charge (3.0% of offering
price).............................................................
   .36
   Maximum offering price to
public..........................................................................
          $11.85
Class B:
   Net asset value, offering price and redemption price per share
      ($103,891,126 / 9,040,454 shares of beneficial interest issued and
outstanding)........................            $11.49
Class C:
   Net asset value, offering price and redemption price per share
      ($129,137 / 11,237 shares of beneficial interest issued and
outstanding)...............................            $11.49

--------------------------------------------------------------------------------
-----                                  6      See Notes to Financial Statements.

PRUDENTIAL CALIFORNIA MUNICIPAL FUND                              PRUDENTIAL
CALIFORNIA MUNICIPAL FUND
CALIFORNIA SERIES                                                 CALIFORNIA
SERIES
Statement of Operations                                           Statement of
Changes in Net Assets
------------------------------------------------------------
------------------------------------------------------------

                                                 Year Ended
Net Investment Income                          August 31, 1995
                                               ---------------
Income
   Interest.................................     $11,902,826
                                               ---------------
Expenses
   Management fee, net of waiver of
      $58,693...............................         836,149
   Distribution fee--Class A................          42,617
   Distribution fee--Class B................         681,374
   Distribution fee--Class C................             572
   Transfer agent's fees and expenses.......          93,000
   Custodian's fees and expenses............          63,000
   Registration fees........................          55,000
   Reports to shareholders..................          50,000
   Audit fee................................          17,000
   Legal fee................................          15,000
   Trustees' fees...........................           8,000
   Miscellaneous............................           6,379
                                               ---------------
      Total expenses........................       1,868,091
Less: custodian fee credit..................         (13,179)
                                               ---------------
      Net expenses..........................       1,854,912
                                               ---------------
Net investment income.......................      10,047,914
                                               ---------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
   Investment transactions..................         962,101
   Financial futures transactions...........      (1,160,490)
                                               ---------------
                                                    (198,389)
                                               ---------------
Net change in unrealized appreciation on:
   Investments..............................       2,551,628
   Financial futures contracts..............         (41,406)
                                               ---------------
                                                   2,510,222
                                               ---------------
Net gain on investments.....................       2,311,833
                                               ---------------
Net Increase in Net Assets
Resulting from Operations...................     $$12,359,747
                                               ---------------
                                               ---------------

Increase (Decrease)                    Year Ended August 31,
in Net Assets                          1995             1994
Operations
   Net investment income.........  $  10,047,914    $ 11,071,242
   Net realized loss on
      investment transactions....       (198,389)     (1,281,438)
   Net change in unrealized
      appreciation/depreciation
      of investments.............      2,510,222     (12,467,405)
                                   -------------    ------------
   Net increase (decrease) in net
      assets resulting from
      operations.................     12,359,747      (2,677,601)
                                   -------------    ------------
Dividends and distributions (Note
   1)
   Dividends to shareholders from
      net investment income
      Class A....................     (2,510,344)       (658,209)
      Class B....................     (7,533,552)    (10,413,033)
      Class C....................         (4,018)             --
                                   -------------    ------------
                                     (10,047,914)    (11,071,242)
                                   -------------    ------------
   Distributions to shareholders
      from net realized gains
      Class A....................             --        (111,145)
      Class B....................             --      (1,998,700)
                                   -------------    ------------
                                              --      (2,109,845)
                                   -------------    ------------
Series share transactions (net of
   share conversions) (Note 5)
   Net proceeds from shares
      sold.......................     14,662,935      27,913,990
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions..............      5,451,092       7,430,369
   Cost of shares reacquired.....    (47,070,094)    (41,168,151)
                                   -------------    ------------
   Net decrease in net assets
      from Series share
      transactions...............    (26,956,067)     (5,823,792)
                                   -------------    ------------
Total decrease...................    (24,644,234)    (21,682,480)
Net Assets
Beginning of year................    197,067,189     218,749,669
                                   -------------    ------------
End of year......................  $ 172,422,955    $197,067,189
                                   -------------    ------------
                                   -------------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                       7 -----

                                                                  PRUDENTIAL
CALIFORNIA MUNICIPAL FUND
Notes to Financial Statements                                     CALIFORNIA
SERIES
--------------------------------------------------------------------------------
Prudential California Municipal Fund (the ``Fund'') is registered under the Investment Company Act of 1940 as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of three series. The monies of each series are invested in separate, independently managed portfolios. The California Series (the ``Series'') commenced investment operations on September 19, 1984. The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from federal and California state income taxes with the minimum of risk by investing in ``investment grade'' tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.
Securities Valuations: The Series values municipal securities (including commitments to purchase such securities on a ``when-issued'' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
All securities are valued as of 4:15 P.M., New York time.
Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the ``initial margin''. Subsequent payments, known as ``variation margin'', are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain
or
loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain(loss) on financial futures contracts. The Series invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.
Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and original issue discount paid on
purchases of portfolio securities as adjustments to interest income.
Net investment income (other than distribution fees) and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason and because substantially all of the Series' gross income consists of tax-exempt interest, no federal income tax provision is required.
Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Mutual Fund Management, Inc. (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's
--------------------------------------------------------------------------------
-----                                  8
                                                                  PRUDENTIAL
CALIFORNIA MUNICIPAL FUND
Notes to Financial Statements                                     CALIFORNIA
SERIES
--------------------------------------------------------------------------------
performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PMF is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series. Effective January 1, 1995, PMF has agreed to waive a portion (.05 of 1% of the Series' average daily net assets) of its management fee, which amounted to $58,693 ($.004 per share, .03% of average net assets). The Series is not required to reimburse PMF for such waiver.
The Fund has distribution agreements with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acts as the distributor of the Class A shares of the Fund, and with Prudential Securities Incorporated (``PSI''), which acts as distributor of the Class B and Class C shares of the Fund (collectively the ``Distributors''). The Fund compensates the Distributors for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the ``Class A, B and C Plans'') regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. Pursuant to the Class A, B and C Plans, the Fund compensates the Distributors for distribution-related activities at an annual rate of up to .30 of 1%, .50 of
1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .10 of 1%, .50 of 1% and .75 of
1% of the average daily net assets of the Class A, B and C shares, respectively, for the fiscal year ended August 31, 1995.
PMFD has advised the Series that it has received approximately $28,300 in front-end sales charges resulting from sales of Class A shares during the fiscal year ended August 31, 1995. From these fees, PMFD paid such sales charges to PSI and Pruco Securities Corporation, affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
PSI has advised the Series that for the fiscal year ended August 31, 1995, it received approximately $350,000 and $160 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.
PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent. During the fiscal year ended August 31, 1995, the Series incurred fees of approximately $66,500 for the services of PMFS. As of August 31, 1995, approximately $5,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the fiscal year ended August 31, 1995 were $76,235,223 and $91,333,495, respectively.
At August 31, 1995, the Series sold 82 financial futures contracts on U.S. Treasury Bonds and 58 financial futures contracts on the Municipal Bond Index, both of which expire in September 1995. The value at disposition of such contracts was $16,027,812. The value of such contracts on August 31, 1995 was $16,142,500, thereby resulting in an unrealized loss of $114,688.
The cost basis of investments for federal income tax purposes was substantially the same as for financial reporting purposes and, accordingly, at August 31, 1995 net unrealized appreciation of investments for federal income tax purposes was $11,417,062 (gross unrealized appreciation--$12,199,936; gross unrealized depreciation--$782,874).
For federal income tax purposes, the Series has a capital loss carryforward as of August 31, 1995 of approximately $4,882,400 which expires in 2003.
------------------------------------------------------------
Note 5. Capital
The Series offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase.
--------------------------------------------------------------------------------
                                                                         9 -----
                                                                  PRUDENTIAL
CALIFORNIA MUNICIPAL FUND
Notes to Financial Statements                                     CALIFORNIA
SERIES
--------------------------------------------------------------------------------
The Fund has authorized an unlimited number of shares of beneficial interest for each class at $.01 par value per share. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value.
Transactions in shares of beneficial interest for the fiscal years ended August 31, 1995 and 1994 were as follows:

Class A                                 Shares         Amount
------------------------------------  ----------    ------------
Year ended August 31, 1995:
Shares sold.........................     378,328    $  4,180,841
Shares issued in reinvestment of
  dividends.........................     117,773       1,337,448
Shares reacquired...................  (1,225,036)    (13,742,541)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................    (728,935)     (8,224,252)
Shares issued upon conversion from
  Class B...........................   5,610,964      62,338,422
                                      ----------    ------------
Net increase in shares
  outstanding.......................   4,882,029    $ 54,114,170
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1994:
Shares sold.........................     418,290    $  4,907,256
Shares issued in reinvestment of
  dividends and distributions.......      37,214         435,710
Shares reacquired...................    (300,703)     (3,517,825)
                                      ----------    ------------
Net increase in shares
  outstanding.......................     154,801    $  1,825,141
                                      ----------    ------------
                                      ----------    ------------
Class B                                 Shares         Amount
------------------------------------  ----------    ------------
Year ended August 31, 1995:
Shares sold.........................     928,019    $ 10,337,210
Shares issued in reinvestment of
  dividends.........................     370,841       4,111,099
Shares reacquired...................  (3,028,920)    (33,303,902)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................  (1,730,060)    (18,855,593)
Shares reacquired upon conversion
  into Class A......................  (5,610,964)    (62,338,422)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................  (7,341,024)   $(81,194,015)
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1994:
Shares sold.........................   1,940,266    $ 23,006,534
Shares issued in reinvestment of
  dividends and distributions.......     596,575       6,994,659
Shares reacquired...................  (3,247,104)    (37,650,326)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................    (710,263)   $ (7,649,133)
                                      ----------    ------------
                                      ----------    ------------
Class C
------------------------------------
Year ended August 31, 1995:
Shares sold.........................      13,073    $    144,884
Shares issued in reinvestment of
  dividends.........................         224           2,545
Shares reacquired...................      (2,078)        (23,651)
                                      ----------    ------------
Net increase in shares
  outstanding.......................      11,219    $    123,778
                                      ----------    ------------
                                      ----------    ------------
August 1, 1994* through August 31,
  1994:
Shares sold.........................          18    $        200
                                      ----------    ------------
                                      ----------    ------------

---------------
* Commencement of offering of Class C shares.
--------------------------------------------------------------------------------
-----                                  10

                                                                  PRUDENTIAL
CALIFORNIA MUNICIPAL FUND
Financial Highlights                                              CALIFORNIA
SERIES
--------------------------------------------------------------------------------

                                                                Class A

-----------------------------------------------------
                                                         Year Ended August 31,

-----------------------------------------------------
                                          1995        1994        1993
1992       1991
                                         -------     -------     -------
------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...    $ 11.30     $ 12.16     $ 11.48
$11.01     $10.57
                                         -------     -------     -------
------     ------
Income from investment operations
Net investment income................        .66(a)      .65         .69
 .70        .69
Net realized and unrealized gain
   (loss) on investment
   transactions......................        .19        (.74)        .68
 .47        .44
                                         -------     -------     -------
------     ------
   Total from investment
      operations.....................        .85        (.09)       1.37
1.17       1.13
                                         -------     -------     -------
------     ------
Less distributions
Dividends from net investment
   income............................       (.66)       (.65)       (.69)
(.70)      (.69)
Distributions from net realized
   gains.............................      --           (.12)      --
--         --
                                         -------     -------     -------
------     ------
   Total distributions...............       (.66)       (.77)       (.69)
(.70)      (.69)
                                         -------     -------     -------
------     ------
Net asset value, end of year.........    $ 11.49     $ 11.30     $ 12.16
$11.48     $11.01
                                         -------     -------     -------
------     ------
                                         -------     -------     -------
------     ------
TOTAL RETURN(b):.....................       7.90%      (0.80)%     12.30%
10.95%     10.98%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)........    $68,403     $12,082     $11,116
$5,388     $4,188
Average net assets (000).............    $42,617     $11,812      $7,728
$4,322     $2,748
Ratios to average net assets:
   Expenses, including distribution
      fees...........................        .73%(a)     .73%        .77%
 .82%       .88%
   Expenses, excluding distribution
      fees...........................        .63%(a)     .63%        .67%
 .72%       .78%
   Net investment income.............       5.90%(a)    5.57%       5.82%
6.25%      6.37%
Portfolio turnover rate..............         44%         69%         43%
  53%        53%

---------------
 (a) Net of fee waiver.
 (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the
     first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                      11 -----

                                                                  PRUDENTIAL
CALIFORNIA MUNICIPAL FUND
Financial Highlights                                              CALIFORNIA
SERIES
--------------------------------------------------------------------------------

                                    Class C
                                                                   Class B
                           -------------------------

------------------------------------------------------------
 August 1,

                              Year         1994(d)
                                                            Year Ended August
31,                           Ended         through

------------------------------------------------------------     August 31,
 August 31,
                                           1995         1994         1993
   1992         1991          1995           1994
                                         --------     --------     --------
 --------     --------     ----------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
   period............................    $  11.29     $  12.15     $  11.48
 $  11.01     $  10.57       $11.29         $11.32

                              -----          -----
                                         --------     --------     --------
 --------     --------
Income from investment operations
Net investment income................         .62(a)       .60          .64
      .66          .64          .59(a)         .04
Net realized and unrealized gain
   (loss) on investment
   transactions......................         .20         (.74)         .67
      .47          .44          .20           (.03)

                              -----          -----
                                         --------     --------     --------
 --------     --------
   Total from investment
      operations.....................         .82         (.14)        1.31
     1.13         1.08          .79            .01

                              -----          -----
                                         --------     --------     --------
 --------     --------
Less distributions
Dividends from net investment
   income............................        (.62)        (.60)        (.64)
     (.66)        (.64)        (.59)          (.04)
Distributions from net realized
   gains.............................       --            (.12)       --
    --           --           --             --

                              -----          -----
                                         --------     --------     --------
 --------     --------
   Total distributions...............        (.62)        (.72)        (.64)
     (.66)        (.64)        (.59)          (.04)

                              -----          -----
                                         --------     --------     --------
 --------     --------
Net asset value, end of period.......    $  11.49     $  11.29     $  12.15
 $  11.48     $  11.01       $11.49         $11.29

                              -----          -----

                              -----          -----
                                         --------     --------     --------
 --------     --------
                                         --------     --------     --------
 --------     --------
TOTAL RETURN(b):.....................        7.56%       (1.20)%      11.74%
    10.52%       10.54%        7.29%           .05%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)......    $103,891     $184,985     $207,634
 $177,861     $169,190         $129           $200(e)
Average net assets (000).............    $136,275     $201,558     $190,944
 $172,495     $169,220         $ 76           $199(e)
Ratios to average net assets:
   Expenses, including distribution
      fees...........................        1.13%(a)     1.13%        1.17%
     1.22%        1.28%        1.38%(a)       1.71%(c)
   Expenses, excluding distribution
      fees...........................         .63%(a)      .63%         .67%
      .72%         .78%         .63%(a)        .96%(c)
   Net investment income.............        5.50%(a)     5.17%        5.44%
     5.85%        5.98%        5.25%(a)       4.87%(c)
Portfolio turnover rate..............          44%          69%          43%
       53%          53%          44%            69%

---------------
 (a) Net of fee waiver.
 (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the
     first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
     Total returns for periods of less than a full year are not annualized.
 (c) Annualized.
 (d) Commencement of offering of Class C shares.
 (e) Figures are actual and not rounded to the nearest thousand.

--------------------------------------------------------------------------------
-----                                  12     See Notes to Financial Statements.

                                                                  PRUDENTIAL
CALIFORNIA MUNICIPAL FUND
Independent Auditors' Report                                      CALIFORNIA
SERIES
--------------------------------------------------------------------------------
The Shareholders and Board of Trustees
Prudential California Municipal Fund, California Series
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential California Municipal Fund, California Series, as of August 31, 1995, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on
a
test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential California Municipal Fund, California Series, as of August 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.
DELOITTE & TOUCHE LLP
New York, New York
October 16, 1995
                                                                  PRUDENTIAL
CALIFORNIA MUNICIPAL FUND
Federal Income Tax Information                                    CALIFORNIA
SERIES
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 1995) as to the federal tax status of dividends paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended August 31, 1995, dividends paid from net investment income of $.66 per Class A share, $.62 per Class B share and $.59 per Class C shares were all federally tax-exempt interest dividends.
--------------------------------------------------------------------------------
                                                                        13 -----

Getting The Most From Your Prudential Mutual Fund

Some mutual fund shareholders won't ever read this -- they don't read annual and semi-annual reports. It's quite understandable. These annual and semi-annual reports are prepared to comply with Federal regulations.
They are often written in language that is difficult to understand.
So when most people run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake.

At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read, in hopes you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

At A Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "At A Glance" page where we compare the Fund and the comparable average calculated by Lipper Analytical Services, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance -- it generally smoothes out returns and gives you an idea how much the Fund has earned in an average year, for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. And keep in mind that past performance is not indicative of future results.

Portfolio Manager's Report
The portfolio manager who invests your money for you reports on successful -- and not-so-successful -- strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors and any changes that are on the drawing board.

Portfolio Of Investments
This is where the report begins to look technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the Portfolio Manager's Report that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement Of Assets And Liabilities

The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes) and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you and thus is not a realized loss. The net asset value fluctuates daily along with the value of every security in the portfolio.

Statement Of Operations
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here -- both realized and unrealized.

Statement Of Changes In Net Assets
This schedule shows how income and expenses translate into changes in net assets, compared to last year's performance. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it -- through dividends and distributions -- and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

Notes To Financial Statements
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they also outline how Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares, and more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

Financial Highlights
This information contains many elements from prior pages, but on a per share basis. It is designed to help you understand how the Fund performed and to compare this year's performance and expenses to those of prior years.

Independent Auditor's Report
Once a year, an outside auditor looks over our books and certifies that the information we've presented is fair and complies with generally accepted accounting principles.

Tax Information
This is information which we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax advisor.

Performance Comparison
These charts are included in the annual report and are required by the Securities Exchange Commission. Performance is presented here as a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad based securities index, as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the fund -- the index is a broadly based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors generally cannot invest directly in an index.

Getting The Most From Your Prudential Mutual Fund
When you invest through Prudential Mutual Funds, you receive financial advice through a Prudential Securities financial advisor or Prudential/Pruco Securities registered representative. Your advisor or representative can provide you with the following services.

There's No Reward Without Risk; But Is This Risk Worth It?
Your financial adviser or registered representative can help you match the reward you seek with the risk you can tolerate. And risk can be difficult to gauge --sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction -- there are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!

Keeping Up With The Joneses.
A financial adviser or registered representative can help you wade through the numerous mutual funds available to find the ones that fit your own individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals, not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance -- not just based on the current investment fad.

Buy Low, Sell High.
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial adviser or registered representative can answer questions when you're confused or worried about your investment, and remind you that you're investing for the long haul.

Prudential California Municipal Fund: California Series
                                    Lehman Bros. General Municipal Debt Index

The Prudential California Municipal Fund: California Series and the Lehman Bros. Index: Comparing a $10,000 Investment.

CLASS A
(CHART)

CLASS B
(CHART)

CLASS C
(CHART)

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, will be worth more or less than their original cost. The charts on the right are designed to give you an idea how much the Series' returns can fluctuate from year to year by measuring the best and worst years in terms of total annual return since inception of each share class.

These graphs are furnished to you in accordance with SEC regulations. They compare a $10,000 investment in the Prudential California Municipal Fund:
California Series (Class A, Class B and Class C) with a similar investment in the Lehman Brothers Municipal Bond Index by portraying the initial account values at the commencement of operations of Class A and C shares and for 10 years for Class B shares, and subsequent account values at the end of the most recent reporting period (August 31), as measured on a quarterly basis, beginning in 1990 for Class A shares, in 1985 for Class B shares and in 1994 for Class C shares. For purposes of the graphs, and unless otherwise indicated, in the accompanying tables it has been assumed (a) that the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C shares, assuming full redemption on August 31, 1995;
(c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Class B shares automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. This conversion feature is not reflected in the graph. The graphs and accompanying tables reflect the past subsidy and/or waiver of expenses and/or management fees.

The Index is a weighted index comprised of 21,000 municipal bonds (General obligation bonds, revenue bonds, insured bonds and prerefunded bonds) selected by Lehman Brothers as representative of the long-term investment grade municipal bond market. It is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the transaction costs and advisory fees paid by the Fund's investors. The Index's holdings differ from the Fund's portfolio. The Index is not the only one that may be used to characterize performance of bond funds and other indices may portray different comparative performance.

Prudential Mutual Funds
One Seaport Plaza
New York, NY 10292
Toll Free  (800) 225-1852
(LOGO)

Trustees
Edward D. Beach
Eugene C. Dorsey
Delayne Dedrick Gold
Harry A. Jacobs, Jr.
Thomas T. Mooney
Thomas H. O'Brien
Richard A. Redeker
Nancy Hays Teeters

Officers
Richard A. Redeker, President
Robert F. Gunia, Vice President
Eugene S. Stark, Treasurer
S. Jane Rose, Secretary
Stephen M. Ungerman, Assistant Treasurer
Deborah A. Docs, Assistant Secretary

Manager
Prudential Mutual Fund Management, Inc.
One Seaport Plaza
New York, NY 10292

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07101

Distributors
Prudential Mutual Fund Distributors, Inc.
Prudential Securities Incorporated
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services, Inc.
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

744313107
744313206  MF116E
744313701  Cat. #642112D